UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

BAKKT HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Notice of 2025 Annual Meeting of Stockholders & Proxy Statement
To Our Stockholders–

The past year marked a significant turning point for Bakkt as we narrowed our strategic focus to become a leading pure-play crypto infrastructure provider. Throughout 2024, we saw improving market sentiment, rising trading volumes, and a considerably more supportive regulatory environment. We also observed the growth of stablecoins, with volume crossing $5 trillion in 2024. To pursue this segment of the market, we entered into a strategic partnership with Distributed Technologies Research (DTR) and appointed Akshay Naheta as our Co-CEO alongside Andy Main. Akshay founded DTR to build a next-generation global payments infrastructure after holding senior executive roles at SoftBank Group, where he led investments in companies like ARM, Auto1, and Nvidia. Pursuant to the strategic partnership, DTR’s stablecoin infrastructure with our regulated trading capabilities, which we expect will enable Bakkt to become a vertically integrated crypto trading and stablecoin payments provider.

As part of this transformation, we have entered into an agreement to divest our crypto custody business, and we continue to evaluate strategic alternatives for our loyalty operations. These moves reflect our commitment to concentrating resources where our competitive strengths lie – in crypto brokerage and institutional trading services – while reducing operating expenses and freeing up capital for our core business.

Our 2024 performance demonstrated the strength of our platform. As crypto trading volumes surged to record-breaking levels following the presidential election, our crypto platform now powered by BakktX technology provided advanced trading capabilities with industry-leading execution at competitive pricing.

With favorable industry momentum continuing in 2025, we believe Bakkt is well-positioned with our focused strategy and strengthened leadership team. The operational improvements and strategic partnerships we've developed lay the foundation for our journey toward profitability and long-term shareholder value.

Thank you for being a Bakkt stockholder. We look forward to guiding the company through its transformation into a pure-play crypto infrastructure provider.

________________________________
Sean Collins, Chair of the Board of Directors

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Notice of 2025 Annual Meeting of Stockholders & Proxy Statement
Dear Fellow Stockholders –

In 2024, we strengthened Bakkt with enhanced crypto trading capabilities with BakktX, expanded our digital asset offerings, significantly reduced our cost structure, and sharpened our focus through the divestiture of our crypto custody business.

Today, Bakkt stands at the intersection of opportunity, where favorable crypto market conditions align with our technological expertise and robust regulatory compliance. To capitalize on this, we are taking decisive steps to ensure Bakkt is strategically positioned.

The appointment of Akshay Naheta, founder of Distributed Technologies Research (DTR), as Bakkt’s Co-CEO is an instrumental part of this strategy. Akshay brings two decades of leadership in blockchain technology, financial markets, and payment systems. Together, we aim to build a highly differentiated platform that connects crypto trading with next-generation stablecoin and digital payment solutions. We are committed to establishing Bakkt as a leading crypto infrastructure provider in the dynamic cryptocurrency ecosystem and I look forward to partnering with him in this new chapter.

Our 2025 priorities include deepening client relationships throughout their lifecycle, with DTR potentially allowing us to extend beyond traditional trading into stablecoin payments, enhance operational effectiveness towards profitability, which we believe we will achieve through the combined efficiencies of our and DTR’s platforms, and maintaining our commitment to regulatory excellence while exploring growth opportunities, leveraging our complementary compliance frameworks to expand in both domestic and international markets.

We invite you to participate in the upcoming annual meeting of Bakkt Holdings stockholders. Your engagement and votes are essential to our governance process.

Kind regards,

__________________________
Andrew Main, President & Co-CEO

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Notice of 2025 Annual Meeting of Stockholders

Time and Date	10:00 a.m. Eastern Time, Tuesday, June 10, 2025.
Place
The annual meeting will be conducted virtually via live audio webcast. As a stockholder as of the record date, you will be able to attend the meeting virtually by visiting www.virtualshareholdermeeting.com/BKKT2025, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Items of Business
•To elect Michelle J. Goldberg, Akshay Naheta and Jill Simeone as Class I directors to hold office until the 2028 annual meeting of stockholders or until their respective successors are elected and qualified.
•To approve an amendment to the Company’s 2021 Omnibus Incentive Plan, as amended (the “2021 Omnibus Incentive Plan”), to increase the number of shares of Class A common stock issuable, par value $0.0001 per share (“Class A Common Stock”) thereunder to 4,014,123 shares;
•To approve an amendment to our Certificate of Incorporation, as currently in effect (the “Certificate of Incorporation”) to provide for officer exculpation as permitted by Delaware law.
•To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock.
•To approve, on a non-binding advisory basis, the compensation of our named executive officers.
•To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.
•To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date	April 14, 2025 Only stockholders of record as of April 14, 2025 are entitled to attend, notice of and to vote at the annual meeting.
Availability of Proxy Materials
The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and annual report, is being sent or given on or about April __, 2025 to all stockholders entitled to vote at the annual meeting.
The proxy materials and our annual report can be accessed as of April __, 2025 by visiting www.proxyvote.com.

Voting	Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.
By order of the Board of Directors,
____________________________
Marc D’Annunzio, General Counsel and Corporate Secretary
Bakkt Holdings, Inc.
10000 Avalon Boulevard, Suite 1000
Alpharetta, Georgia 30009
April [__], 2025
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This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding macroeconomic conditions, our ability to achieve the expected benefits of acquisitions and strategic relationships, the regulatory environment, our platform’s capabilities, our commitments, our strategies and our expectations regarding future equity grants. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed Annual Report on Form 10-K. Other than as required by law, we assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.
References to our website or other links to our publications or other information are provided for the convenience of our stockholders. None of the information or data included on our website or accessible at these links is incorporated into, and will not be deemed to be a part of, this proxy statement or any of our other filings with the U.S. Securities and Exchange Commission (the “SEC”).
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Leadership & Corporate Governance
Executive Team
We believe that our leadership team has the skills and qualifications needed to drive the future growth of Bakkt.
Our executive officers are:
•Andrew Main, Co-Chief Executive Officer and President
•Akshay Naheta, Co-Chief Executive Officer
•Karen Alexander, Chief Financial Officer
•Marc D’Annunzio, General Counsel and Corporate Secretary
•Nicholas Baes, Chief Operating Officer

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Director Nominees and Continuing Directors

Sean Collins	David Clifton	De’Ana Dow

Michelle J. Goldberg	Colleen Brown	Andrew A. Main

Akshay Naheta	Jill Simeone	Gordon Watson

The below provides summary information about each director nominee and continuing director. Please see pages 13 to 28 for more information.

Name	Age	Independent	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Director Nominees
Michelle J. Goldberg	56	Yes	Chair	—	Member
Akshay Naheta	43	No	—	—	—
Jill Simeone	58	Yes	—	Member	Chair
Continuing Directors
Colleen Brown	66	Yes	Member	Chair	—
David Clifton	49	No	—	—	—
Sean Collins	45	Yes	Member	—	Member
De’Ana Dow	69	Yes	Member	—	—
Andrew Main	60	No	—	—	—
Gordon Watson	46	Yes	—	—	—

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Corporate Governance Strengths
We are focused on effective corporate governance practices that work alongside our business model to promote our growth trajectory, as well as the interests of our stockholders. We have in place a number of governance practices to manage and oversee our business, including:
•An independent Board chair;
•A majority independent Board;
•Committees comprised only of independent directors;
•An engaged Board bringing a diversity of thought and experience to discussions;
•A Voting Agreement with ICE (as defined below), as a result of which we are not a “controlled company” under the NYSE listing standards;
•Active roles by our Board in strategic planning, risk management and oversight;
•Corporate governance guidelines adopted by our Board setting forth our corporate governance policies and standards; and
•Approval by the Audit and Risk Committee of our Board (the “Audit Committee”) required for related party transactions between the Company and the officers, directors, more than 5% shareholders and their related parties.
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Voting and Meeting Information
Bakkt Holdings, Inc. Proxy Statement
2025 Annual Meeting of Stockholders
To be held at 10:00 a.m. Eastern Time, Tuesday, June 10, 2025.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
Questions and Answers About the Proxy Materials and Our Annual Meeting
Why am I receiving these materials?
This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the 2025 Annual Meeting of Stockholders of Bakkt Holdings, Inc. (the “2025 Annual Meeting” or the “annual meeting”), and any postponements, adjournments or continuations thereof. The 2025 Annual Meeting will be held on Tuesday, June 10, 2025 at 10:00 a.m. Eastern Time. As a stockholder as of the record date, you will be able to attend the 2025 Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/BKKT2025, where you will be able to listen to the 2025 Annual Meeting live, submit questions and vote online during the 2025 Annual Meeting.
The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April __, 2025 to all stockholders of record as of April 14, 2025. The proxy materials and our annual report can be accessed as of April __, 2025 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.
What proposals will be voted on at the 2025 Annual Meeting?
The following proposals will be voted on at the 2025 Annual Meeting:
•the election of Michelle J. Goldberg, Akshay Naheta and Jill Simeone as Class I directors to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified;
•the approval of an amendment to the 2021 Omnibus Incentive Plan (the “2021 Omnibus Incentive Plan Amendment”) to increase the number of authorized shares of Class A Common Stock issuable thereunder to 4,014,123 shares;
•the approval of an amendment to our Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law;
•the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock;
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•the approval of, on a non-binding advisory basis, the compensation of our named executive officers; and
•the approval of, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.
As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the 2025 Annual Meeting.
How does our Board recommend that I vote on these proposals?
Our Board recommends that you vote your shares:
•“FOR” the election of Michelle J. Goldberg, Akshay Naheta and Jill Simeone as Class I directors;
•“FOR” the approval of the 2021 Omnibus Incentive Plan Amendment to increase the number of authorized shares of Class A Common Stock issuable thereunder to 4,014,123 shares;
•“FOR” the approval of an amendment to our Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law;
•“FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock;
•“FOR” the approval of, on a non-binding advisory basis, the compensation of our named executive officers; and
•To hold future stockholder advisory votes on the compensation of our named executive officers every “ONE YEAR.”
Who is entitled to vote at the 2025 Annual Meeting?
Holders of our Class A Common Stock and Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and, together with the Class A Common Stock, the “Common Stock”) as of the close of business on April 14, 2025, the record date for the 2025 Annual Meeting, may vote at the 2025 Annual Meeting. As of the record date, there were 6,661,815 shares of Class A Common Stock and 7,177,076 shares of Class V Common Stock outstanding. Our Class A Common Stock and Class V Common Stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Common Stock is entitled to one vote on each matter properly brought before the 2025 Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the 2025 Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”
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Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”
Is there a list of registered stockholders entitled to vote at the 2025 Annual Meeting?
A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the annual meeting for the ten-day period prior to the 2025 Annual Meeting at 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009, between the hours of 9:00 a.m. and 5:00 p.m., local time. The list of registered stockholders entitled to vote at the 2025 Annual Meeting will also be available online during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/BKKT2025, for those stockholders attending the 2025 Annual Meeting.
How many votes are needed for approval of each proposal?
•Proposal No. 1: Each director is elected by a plurality of the votes cast by the stockholders present at the 2025 Annual Meeting or represented by proxy at the 2025 Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of “FOR” votes are elected as directors. You may (1) vote “FOR” the election of all of the director nominees named herein, (2) “WITHHOLD” authority to vote for all such director nominees, or (3) vote “FOR” the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.
•Proposal No. 2: The approval of the 2021 Omnibus Incentive Plan Amendment requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company present at the 2025 Annual Meeting or represented by proxy at the 2025 Annual Meeting and entitled to vote on this proposal. You may vote “FOR” or “AGAINST” this proposal, or you may indicate that you wish to “ABSTAIN” from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will be considered as being present for the vote on this proposal but will not be counted as a vote cast “FOR” this proposal and will, therefore, have the effect of a vote “AGAINST” this proposal. Broker non-votes will not be considered as entitled to vote on this proposal and will have no effect on this proposal.
•Proposal No. 3: The amendment of our Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our capital stock as of the record date for the 2025 Annual Meeting (April 14, 2025). Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on
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the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal No. 3 if you want your broker to vote your shares on the matter. This Proposal No. 3 is not conditioned on the approval of Proposal No. 4. You may vote “FOR” or “AGAINST” this proposal, or you may indicate that you wish to “ABSTAIN” from voting on this proposal. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.
•Proposal No. 4: The amendment of our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our capital stock as of the record date for the 2025 Annual Meeting (April 14, 2025). Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal No. 4 if you want your broker to vote your shares on the matter. This Proposal No. 4 is not conditioned on the approval of Proposal No. 3. You may vote “FOR” or “AGAINST” this proposal, or you may indicate that you wish to “ABSTAIN” from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will be considered as being present for the vote on this Proposal No. 4 but will not be counted as a vote cast “FOR” this Proposal No. 4 and will, therefore, have the effect of a vote “AGAINST” this Proposal No. 4. Because this is a routine proposal, we do not expect any broker non-votes on this Proposal No. 4.
•Proposal No. 5: The approval, on a non-binding advisory basis, of the compensation of our named executive officers, requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company present at the 2025 Annual Meeting or represented by proxy at the 2025 Annual Meeting and entitled to vote on this proposal. Abstentions are considered votes cast and thus will have the same effect as a vote “AGAINST” the proposal. Broker non-votes also will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board or our Company. Our Board and the Compensation Committee of our Board (the “Compensation Committee”), however, will consider the outcome of the vote when determining the compensation of our named executive officers.
•Proposal No. 6: For the approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers, the frequency (one-year, two-years, or three-years) receiving the highest number of votes cast at the 2025 Annual Meeting by stockholders entitled to vote thereon will be considered the frequency preferred by stockholders. You may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN” with respect to this proposal. If you “ABSTAIN” from voting on this proposal, it will have no effect on the outcome of this proposal. Broker non-votes also will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board or our Company. Our Board and our Compensation Committee, however, will consider the outcome of the vote when determining how often we should submit to our stockholders an advisory vote to approve the compensation of our named executive officers.
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What is the quorum requirement for the 2025 Annual Meeting?
A quorum is the minimum number of shares required to be present or represented at the 2025 Annual Meeting for the meeting to be properly held under our By-Laws and Delaware law. The presence, at the 2025 Annual Meeting or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the 2025 Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, either the chairperson of the 2025 Annual Meeting or the majority of stockholders entitled to vote at the 2025 Annual Meeting, present at the 2025 Annual Meeting or represented by proxy, may adjourn the 2025 Annual Meeting to another time or place.
How do I vote and what are the voting deadlines?
Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:
•by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 9, 2025 (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 9, 2025 (have your Notice of Internet Availability or proxy card in hand when you call);
•by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the 2025 Annual Meeting; or
•by attending the 2025 Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/BKKT2025, where you may vote during the 2025 Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).
Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or Notice of Internet Availability indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the 2025 Annual Meeting with the control number indicated on that voting instruction form or Notice of Internet Availability. Otherwise, you may not vote your shares at the 2025 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
How can I get help if I have trouble checking in or listening to the 2025 Annual Meeting online?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
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What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•“FOR” the election of Michelle J. Goldberg, Akshay Naheta and Jill Simeone as Class I directors;
•“FOR” the approval of an amendment to the 2021 Omnibus Incentive Plan to increase the number of shares of Class A Common Stock issuable thereunder to 4,014,123 shares;
•“FOR” the approval of an amendment to our Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law;
•“FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock;
•“FOR” the approval of, on a non-binding advisory basis, the compensation of our named executive officers; and
•To hold future stockholder advisory votes on the compensation of our named executive officers every “ONE YEAR.”
In addition, if any other matters are properly brought before the 2025 Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: Proposal No. 4. Your broker, bank or other nominee will not have discretion to vote on any other proposals at the 2025 Annual Meeting, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.
Can I change my vote or revoke my proxy?
Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the 2025 Annual Meeting by:
•entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•completing and returning a later-dated proxy card, which must be received prior to the 2025 Annual Meeting;
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•delivering a written notice of revocation to our corporate secretary at Bakkt Holdings, Inc., 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009, Attention: Corporate Secretary, which must be received prior to the 2025 Annual Meeting; or
•attending and voting at the 2025 Annual Meeting (although attendance at the 2025 Annual Meeting will not, by itself, revoke a proxy).
Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Andrew Main, our Co-Chief Executive Officer and President, Akshay Naheta, our Co-Chief Executive Officer, Karen Alexander, our Chief Financial Officer, and Marc D’Annunzio, our General Counsel and Secretary, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the 2025 Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2025 Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the 2025 Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the 2025 Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
Who will count the votes?
A representative of Broadridge Financial Solutions will tabulate the votes and act as inspector of election.
How can I contact Bakkt’s transfer agent?
You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at 1-800-937-5449, by email at helpast@equiniti.com or by writing Equiniti Trust Company, LLC, at 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at https://www.equiniti.com.
How are proxies solicited for the 2025 Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the 2025 Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional
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compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
Where can I find the voting results of the 2025 Annual Meeting?
We will disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the 2025 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our 2025 Annual Meeting.
What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?
If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:
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Bakkt Holdings, Inc.
Attention: Investor Relations
10000 Avalon Boulevard, Suite 1000,
Alpharetta, Georgia 30009
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
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Information on Board of Directors and Corporate Governance
Composition of our Board
Bakkt’s business and affairs are managed under the direction of our Board. Our Board currently consists of nine directors, six of whom are independent under the listing standards of the New York Stock Exchange(“NYSE”). The number of directors is fixed by our Board, subject to the terms of our Certificate of Incorporation and By-Laws. Each of our directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.
Our Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.
The following table sets forth the names, ages as of April 14, 2025, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Michelle J. Goldberg(1)(3)	I	56	Director	2021	2025	2028
Akshay Naheta	I	43	Co-Chief Executive Officer, Director	2025	2025	2028
Jill Simeone(2)(3)	I	58	Director	2022	2025	2028
Continuing Directors
Colleen Brown(1)(2)	III	66	Director	2024	2027	—
David Clifton	II	48	Director	2021	2026	—
Sean Collins(1)(3)	III	45	Director	2021	2027	—
De’Ana Dow(1)	II	69	Director	2022	2026	—
Andrew Main	III	60	Co-Chief Executive Officer, President, Director	2021	2027	—
Gordon Watson	II	46	Director	2021	2026	—

(1) Member of Audit and Risk Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee
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Nominees for Director

Michelle J. Goldberg has been a member of our Board since the closing of our business combination with VPC Impact Acquisition Holdings on October 15, 2021 (the “Closing”) and has significant technology, investment, retail disruption, finance and digital media expertise. Ms. Goldberg was a partner at Ignition, an early stage enterprise software venture capital firm, from 2000 to 2020, and is now an advisor, limited partner and direct investor in early stage technology start-ups. Ms. Goldberg is a seasoned technology investor with strategic, financial and governance experience. Ms. Goldberg has previously served as a member of the board of directors for Taubman Centers, Inc., Legg Mason and Plum Creek. Earlier in her career, Ms. Goldberg was an M&A investment banker at Olympic Capital Partners and a consultant at Microsoft in the Developer and Server Division. Ms. Goldberg has M.A. from Harvard University and a B.A. from Columbia University.
We believe that Ms. Goldberg’s previous public board experience, including her focus on technology, finance and governance, provide her with the leadership experience and background to serve on our board.
Akshay Naheta has served as our Co-Chief Executive Officer and a member of our Board since March 2025. Mr. Naheta serves as the chief executive officer of DTR, a private company focusing on stablecoin technology and other linked services, since October 2022. Prior to DTR, Mr. Naheta served in various roles at Softbank Group from 2017 to 2022, most recently as Senior Vice President, Investments from June 2020 to May 2022, where he directly reported to Masayoshi Son, founder and CEO of Softbank Group. Mr. Naheta holds a Bachelor of Science in electrical engineering from University of Illinois at Urbana-Champaign and an S.M. in electrical engineering and computer science from the Massachusetts Institute of Technology.
We believe Mr. Naheta is qualified to serve on our Board because of his extensive experience in digital assets and fintech.
Jill Simeone has been a member of our Board since April 2022. She is also Co-Chair of the Board of Trustees, and Chair of the Nominating and Governance Committee of the Brooklyn Friends School. She is currently an Associate Professor (clinical) at the NYU Stern School of Business. From 2017 to 2022, she served as Chief Legal Officer and Corporate Secretary, and previously General Counsel and Corporate Secretary, of Etsy, Inc. (NASDAQ: ETSY). From 2016 to 2017, Ms. Simeone was the Vice President, Senior Counsel, and Assistant Secretary at American Express Global Business Travel (NYSE: AXP). From 2013 to 2016, Ms. Simeone was the General Counsel and Chief Compliance Officer of KCAP Financial, Inc. (NASDAQ: KCAP). From 2011 to 2013, she held several roles advising investments in start-ups. From 1999 to 2011, Ms. Simeone held the Position of US General Counsel and then North America General Counsel at CEMEX (NYSE: CX). She began her career as a prosecutor at the Manhattan District Attorney's Office. Ms. Simeone received a Fulbright Scholarship in Mexico to study international business and law in Mexico, received an AB cum laude in American History and Literature from Harvard University and a Juris Doctorate from University of California Law School, San Francisco.
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We believe Ms. Simeone is qualified to serve on our Board because of her experience in international M&A, strategic advising, legal and compliance, governance, fintech and other regulated businesses, executive compensation, and public company reporting.
Continuing Directors
Colleen Brown has been a member of our Board since July 2024. Ms. Brown was previously President, Chief Executive Officer and a director of Fisher Communications Inc., a public multimedia company. She also has served in various leadership capacities with the media companies Belo Corp., Lee Enterprises and Gannett. In addition, Ms. Brown was the founder of Marca Global, an innovative marketing and internet technology company. Ms. Brown has served on the board of directors of TrueBlue since 2014, where she is chair of the Nominating & Corporate Governance Committee and a member of the Compensation Committee and the Innovation and Technology Committee, and the board of directors of Big 5 Sporting Goods since 2017, where she is a member of the Audit Committee and the Nominating & Corporate Governance Committee. She has also served on the board of privately held Port Blakely Forestry since 2010. Over the course of her career, Ms. Brown has served on numerous other corporate boards, including non-profit Delta Dental of Washington, Spark Networks, where she served as board chair and interim CEO, American Apparel, where she served as board chair, DataSphere Technologies, BECU (Boeing Employees Credit Union), CareerBuilder, and Classified Ventures. Ms. Brown brings extensive executive and boardroom experience in strategic planning, operations, finance, technology and corporate governance matters through a distinguished career of proven leadership that has included service as chair of two public company boards, Chief Executive Officer of two public companies and senior officer of multiple leading media and technology companies. Ms. Brown received an undergraduate degree from the University of Dubuque and a Master of Business Administration from the University of Colorado Boulder.
We believe that Ms. Brown’s executive and public board experience, including her focus on technology, finance and governance, provide her with strategic background to serve on our board.
David Clifton has been a member of our Board since the Closing and previously served as Interim Chief Executive Officer for the Company’s predecessor, Bakkt Opco Holdings, LLC (f/k/a Bakkt Holdings, LLC (“Opco”)), from April 2020 to January 2021. While serving in this role, Mr. Clifton was involved in the development of strategy and the assessment of its strategic alternatives, which resulted in our business combination with VIH Impact Acquisition Holdings, and our resulting listing as a public company. Mr. Clifton served as Vice President of M&A and Integration at Intercontinental Exchange Holdings, Inc. (“ICE”) from 2019 to 2024, and has served as Vice President of Corporate Development since 2024. In this and prior roles, Mr. Clifton oversaw the successful completion of numerous strategic transactions, including ICE’s 2013 acquisition of NYSE Euronext, along with other global strategic transactions and initiatives. Mr. Clifton joined ICE in 2008, serving previously as ICE’s Associate General Counsel, M&A. Mr. Clifton received his Juris Doctor from Mercer University’s Walter F. George School of Law and is a graduate of a Davidson College.
We believe that Mr. Clifton’s previous experience both with Opco and at ICE provide him with the strategic and management background to serve on our Board.
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Sean Collins has been a member of our Board since the Closing and previously served on the board of managers of Opco since its inception in December 2018 until the Closing. Mr. Collins has over twenty years of experience investing, advising, operating and building companies focused on digital transformation. As co-founder and Managing Partner of Goldfinch Partners from 2018 to present, he invests across industry verticals, including in enterprise software companies and fintechs. Prior to Goldfinch, Mr. Collins was the co-founder and Chief Investment Officer of Boston Consulting Group (“BCG”) Digital Ventures, the division of BCG that partners with global leaders to help build new digital business units and spin out assets into new companies. In 2017, he was elected the youngest Senior Partner in the history of BCG. Prior to BCG Digital Ventures, Mr. Collins held other roles, including service as a Senior Vice President of Marketing, E-Commerce and Strategy at Sports Authority, Inc., and before that was with McKinsey & Company, where he was a member of the Marketing Practice. Mr. Collins holds a BA in Economics and Music (Classical Piano) from Whitman College.
We believe that Mr. Collins’ extensive experience across the financial services and retail industries, as well as functional depth in marketing and loyalty, provide him with the knowledge and background to serve as a director on our Board.
De’Ana Dow has been a member of our Board since April 2022. Ms. Dow is partner and general counsel with Capitol Counsel LLC, a full-service government relations firm, where she has served since 2012. Her primary focus has been derivatives markets with many years of senior level experience in both technical and policy areas. Prior to Ms. Dow’s position with Capitol Counsel, from 2010 to 2012, Ms. Dow served as the Senior Vice President of Ogilvy Government Relations, Washington, D.C., which specializes in futures and derivatives markets. Before joining Ogilvy, from 2008 through 2010, Ms. Dow was the Managing Director for Government Affairs at CME Group, the world’s largest derivatives exchange. In that role, Ms. Dow managed the organization’s efforts related to the Dodd Frank financial market regulatory reform bill as it progressed through the House and the Senate, as well as the regulatory actions at the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Treasury Department and the Federal Reserve System. From 2005 through 2008, Ms. Dow served as the Senior Vice President and Chief Legislative Counsel for the New York Mercantile Exchange (“NYMEX”), before NYMEX Holdings, Inc. merged with the CME Group, Inc. As the head of office and regulatory counsel for NYMEX, she successfully guided the company through a complex legislative agenda aimed at eliminating critical liquidity providers from the markets and monitored numerous CFTC regulatory filings for accuracy and sufficient analytical content. Ms. Dow received an undergraduate degree from Bowie State College and a Juris Doctorate from Georgetown University Law Center.
We believe Ms. Dow is qualified to serve on our Board given her expertise in financial markets regulatory issues before federal agencies and departments.
Andrew A. Main has been a member of our Board since the Closing and our Co-Chief Executive Officer and President since March 21, 2025, and previously served as our President and Chief Executive Officer from March 26, 2024 through March 20, 2025. Mr. Main served as the Chief Executive Officer of Ogilvy, an advertising, marketing and public relations agency from 2020 to 2022. Prior to joining Ogilvy, Mr. Main was the Global Head of Deloitte Digital, the digital consultancy branch of Deloitte from 2014 to 2020 where he oversaw the acquisition of multiple creative agencies to grow the brand. Mr. Main has more than 30 years of consulting and
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marketing agency experience and has extensive experience working with businesses to modernize and bring new ideas to market quickly. Mr. Main earned a Master of Arts from the University of Edinburgh in Business, Marketing and Geography.
We believe that Mr. Main’s significant technology and marketing expertise and experience helping brands grow and modernize and focus on digital consultancy provide him with the experience needed to serve as a director on our Board.
Gordon Watson has been a member of our Board since the Closing. Mr. Watson serves as a Partner at Victory Park Capital Advisors, LLC, which he joined in 2014. Mr. Watson is a member of Victory Park’s investment committee and helps lead its Fintech investing team. Mr. Watson is the Investment Manager for VIH Specialty Lending Investments PLC (LSE: VSL), a Victory Park-managed, U.K. publicly listed investment trust focused on opportunities in the Fintech market. Mr. Watson previously served as the Co-Chief Executive Officer of VPC Impact Acquisition Holdings II, a special purpose acquisition company, from 2021 to 2023 and VPC Impact Acquisition Holdings III, Inc., a special purpose acquisition company, from 2021 to 2022. Prior to the Closing, Mr. Watson served on our Board and as our President and Chief Operating Officer. Previously, Mr. Watson was a portfolio manager focused on distressed debt at GLG Partners, a London-based multi-billion multi-strategy hedge fund that concentrates on a diverse range of alternative investments. Mr. Watson joined GLG Partners when it purchased Ore Hill Partners, a credit focused hedge fund where he was a partner. Mr. Watson received a B.A. in political science from Colgate University and an MBA from Columbia University.
We believe that Mr. Watson’s experience in fintech and investments provide him with the financial knowledge and background to serve as a director on our Board.
Board Leadership Structure
Our corporate governance framework provides our Board with flexibility to determine the appropriate leadership structure for the Company, and whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our Board considers many factors, including the needs of the business, our Board’s assessment of its leadership needs from time to time and the best interests of our stockholders. Mr. Collins currently serves as the chairperson of our Board.
Our Board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. Mr. Main and Mr. Naheta, our Co-Chief Executive Officers, are responsible for day-to-day leadership, while Mr. Collins, our chairperson, along with the rest of our independent directors, ensures that our Board’s time and attention is focused on providing independent oversight of management and matters critical to our Company. Our Board believes that Mr. Collins’ deep knowledge of the Company and industry, as well as strong leadership and governance experience, enable Mr. Collins to lead our Board effectively and independently. Accordingly, we believe that our current leadership structure is appropriate and enhances our Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders.
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Director Independence
Our Class A Common Stock is listed on the NYSE. As a company listed on the NYSE, we are required under NYSE listing rules to maintain a board comprised of a majority of independent directors as determined affirmatively by our Board. Under NYSE listing rules, a director will only qualify as an independent director if that listed company’s board of directors affirmatively determines that the director has no material relationship with such listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such listed company). In addition, the NYSE listing rules require that, subject to specified exceptions, each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (the “Nominating Committee”) be independent.
Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NYSE listing rules applicable to Audit Committee members. Members of the Compensation Committee must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and NYSE listing rules applicable to Compensation Committee members.
Our Board has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Ms. Brown, Mr. Collins, Ms. Dow, Ms. Goldberg, Mr. Watson and Ms. Simeone, representing six of our nine directors, do not have any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and that each of these directors is an “independent director” as defined under the listing standards of the NYSE.
In making these determinations, our Board considered the current and prior relationships that each non-employee director has with Bakkt and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”
In making its independence determinations regarding Mr. Collins, our Board considered Mr. Collins’s personal friendship with Mr. Naheta and the fact that Mr. Naheta made a minority limited partner investment in 2021 in a Goldfinch Partners fund, which is a venture capital firm where Mr. Collins serves as a Managing Director. In making its independence determinations regarding Mr. Watson, our Board considered Mr. Watson’s service as an officer of VPC Impact Acquisition Holdings prior to the Closing.
There are no family relationships among any of our directors, director nominees or executive officers.
Role of Board in Risk Oversight Process
Risk is part of every business. Bakkt’s business has several inherent risks, including strategic, financial, business, operational, legal, regulatory, compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our Board, as a
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whole and assisted by its committees, has responsibility for the oversight of risk management, reviewing, evaluating and discussing strategic and operational risk, cybersecurity risks, among other risks, receives reports from management and on all significant committee activities at each regular board meeting, and evaluates the risks Inherent in significant transactions.
The committees of our Board also assist our Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists in fulfilling the oversight responsibilities with respect to management of major risk exposures, including in the areas of financial reporting and internal controls, and has general oversight over cybersecurity risks. Risk assessment reports are regularly provided by management to the Audit Committee. The Compensation Committee assists in fulfilling oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating Committee assists in fulfilling oversight responsibilities with respect to the management of risks associated with our Board’s organization, membership and structure and corporate governance. All of the committees report back to our Board on the committees’ activities and matters discussed and reviewed at the committees’ meetings.
Attendance at Board and Stockholder Meetings
During our fiscal year ended December 31, 2024, our Board held 12 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of (1) the total number of meetings of our Board held during the period for which he or she has been a director and (2) the total number of meetings held by each committee on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders, we strongly encourage, but do not require, directors to attend.
Board Committees
Our Board has established the following standing committees of our Board: an Audit Committee; a Compensation Committee; and a Nominating Committee. Members appointed to these committees will serve on these committees until their resignation or until as otherwise determined by our Board. The composition and responsibilities of each of the committees of our Board is described below. Our Board may also determine to establish one or more additional committees from time to time. For example, our Board has from time to time established special committees to negotiate and approve certain strategic transactions, including our pending sale of Bakkt Trust Company LLC (“Bakkt Trust”) and our Cooperation Agreement with DTR (as defined below), each in the first quarter of 2025, and our concurrent registered direct offerings in the first quarter of 2024.
Audit and Risk Committee
The Audit Committee consists of Colleen Brown, Sean Collins, De’Ana Dow and Michelle J. Goldberg, with Michelle J. Goldberg serving as the chair of the committee. Each of the members of the Audit Committee satisfies the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of the NYSE. Our Board has determined that Colleen Brown qualifies as an “audit committee financial expert” as defined in
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Item 407 of Regulation S-K promulgated by the SEC. The Audit Committee is responsible for, among other things:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing our policies on and overseeing risk assessment and risk management, including enterprise risk management;
•reviewing related party transactions;
•reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures; and
•approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our Audit Committee is available on our website at https://investors.bakkt.com/governance/governance-documents/. During 2024, our Audit Committee held nine meetings.
Compensation Committee
The Compensation Committee consists of Colleen Brown and Jill Simeone, with Colleen Brown serving as the chair of the committee. Each of the members of the Compensation Committee meets the requirements for independence under the applicable rules and regulations of the SEC and rules of the NYSE. The Compensation Committee is responsible for, among other things:
•reviewing, approving and determining the compensation of our officers and key employees;
•reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on our Board or any committee thereof;
•administering our equity-based compensation plans;
•reviewing, approving and making recommendations to our Board regarding equity-based compensation plans and non-equity based incentive compensation plans; and
•establishing and reviewing general policies relating to compensation and benefits of our employees.
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Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our Compensation Committee is available on our website at https://investors.bakkt.com/governance/governance-documents/. During 2024, our Compensation Committee held seven meetings.
Nominating and Corporate Governance Committee
The Nominating Committee consists of Michelle J. Goldberg, Sean Collins and Jill Simeone, with Jill Simeone serving as the chair of the committee. Each of the members of the Nominating Committee meets the requirements for independence under the applicable rules and regulations of the SEC and rules of the NYSE. The Nominating Committee is responsible for, among other things:
•identifying, evaluating and selecting, and making recommendations to our Board regarding, nominees for election to our Board and its committees;
•evaluating the performance of our Board and of individual directors;
•considering, and making recommendations to our Board regarding, the composition of our Board and its committees;
•reviewing developments in corporate governance practices;
•developing, and making recommendations to our Board regarding, corporate governance guidelines and other governance policies; and
•evaluating the adequacy of the company’s corporate governance practices and reporting.
Our Nominating Committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our Nominating Committee is available on our website at https://investors.bakkt.com/governance/ governance-documents/. During 2024, our Nominating Committee held four meetings.
Executive Sessions of Non-Employee Directors
To encourage and enhance communication among non-employee directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than two times a year. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis, but no less than two times a year in executive session.
Compensation Committee Interlocks and Insider Participation
During 2024, the members of our Compensation Committee were Colleen Brown, Sean Collins, Jill Simeone, and Andrew Main. Andrew Main was appointed the Chief Executive Officer and President of the Company effective as of March 26, 2024, and at such time he stopped serving on the Compensation Committee. Sean Collins ceased serving on the Compensation Committee, effective April 10, 2025. None of the members of our Compensation Committee is or has been an officer or employee of Bakkt. None of our executive officers currently serves, or in the past fiscal year has served, as a member of a board of directors or compensation committee (or other
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board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Considerations in Evaluating Director Nominees
Our Nominating Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our Nominating Committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board and other director qualifications. While our board has not established formal qualifications for board members, some of the factors that our Nominating Committee considers in assessing director nominee qualifications include issues of character, professional ethics and integrity, judgment, relevant business experience, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board.
If our Nominating Committee determines that an additional or replacement director is required, then it may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management. The Nominating Committee also thoroughly reviews experience and skills of our Board, as well as the qualification of new potential director candidates, identifying opportunities to expand the collective knowledge base of our Board.
After completing its review and evaluation of director candidates, our Nominating Committee recommends to our full Board the director nominees for selection. Our Nominating Committee has discretion to decide which individuals to recommend for nomination as directors and our Board has the final authority in determining the selection of director candidates for nomination to our board.
Stockholder Recommendations and Nominations to our Board of Directors
Our Nominating Committee will consider recommendations and nominations for candidates to our Board from stockholders in the same manner as candidates recommended to the Nominating Committee from other sources, so long as such recommendations and nominations comply with our Certificate of Incorporation and By-laws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating Committee will evaluate such recommendations in accordance with its charter, our By-Laws and corporate governance guidelines and the director nominee criteria described above.
A stockholder that wants to recommend a candidate to our Board should direct the recommendation in writing by letter to our corporate secretary at Bakkt Holdings, Inc., 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us, and
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evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate.
Our Nominating Committee has discretion to decide which individuals to recommend for nomination as directors.
Under our By-Laws, stockholders may also directly nominate persons for our Board. Any nomination must comply with the requirements set forth in our By-Laws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2026 Annual Meeting.”
Communications with our Board of Directors
Stockholders and other interested parties wishing to communicate directly with our non-management directors may do so by writing and sending the correspondence to our General Counsel or Legal Department by mail to our principal executive offices at Bakkt Holdings, Inc., 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009. Our General Counsel or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board to consider, and (3) matters that are of a type that are improper or irrelevant to the functioning of our board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our General Counsel or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of our Board or the lead independent director (if one is appointed). These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.
Policy Prohibiting Hedging or Pledging of Securities
Under our insider trading policy, our employees, including our executive officers, and the members of our Board, among others, are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans, and (5) holding our securities in a margin account.
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Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board and corporate governance policies and standards applicable to us in general.
Code of Business Conduct and Ethics
In addition, our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our co-chief executive officers, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of business conduct and ethics are available on our website at https://investors.bakkt.com/ governance/governance-documents/. We will post amendments to our code of business conduct and ethics or any waiver of our code of business conduct and ethics for directors and executive officers on the same website.
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures that govern the purchase, sale, and other dispositions of its securities by directors, officers, employees, contractors, advisors, and consultants, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards of NYSE. A copy of our Insider Trading Policy is filed with our 2024 Annual Report on Form 10-K (the “Form 10-K”) as Exhibit 19.1 filed with the SEC on March 19, 2025.
Practices with Regard to Timing of Equity Awards
Our Board and Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity grants. We do not have a policy or practice to time stock options based on the release of material nonpublic information. We did not grant stock options, stock appreciation rights (“SARs”), restricted stock awards, or dividend equivalent rights to any of our named executive officers in 2024.
Compensation Recovery Policy
In September 2023, we adopted a Compensation Recovery (“Clawback”) policy in compliance with NYSE and SEC rules requiring public companies to recover excess incentive-based compensation from any individual who is or was ever designated an “officer” by our Board in accordance with Rule 16a-1(f) of the Exchange Act in the event of an accounting restatement. Consistent with the requirements, this policy requires that if we are required to prepare an accounting restatement due to our material noncompliance with financial reporting requirements, we must clawback from covered officers any incentive-based compensation received by them on or after December 1, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.
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Director Compensation
Non-Employee Director Compensation Program
We have an outside director compensation program (the “Outside Director Compensation Program”) for our non-employee directors based on recommendations and findings regarding comparable market practices, which were provided by Compensation Advisory Partners. The Outside Director Compensation Program provides for the following cash compensation program for our non-employee directors:
•$50,000 per year for service as a non-employee director;
•$100,000 per year for service as non-executive chair of our Board;
•$25,000 per year for service as chair of the Audit Committee;
•$10,000 per year for service as a member of the Audit Committee;
•$20,000 per year for service as chair of the Compensation Committee;
•$7,500 per year for service as a member of the Compensation Committee;
•$12,000 per year for service as chair of the Nominating Committee; and
•$5,000 per year for service as a member of the Nominating Committee.
Each non-employee director who serves as a committee chair will receive the cash retainer fee as the chair of the committee, but not the cash retainer fee as a member of that committee, except that a non-employee director who serves as the non-executive chair of our Board will receive the annual cash fee for services provided in such role as well as the annual cash fee as a non-employee director.
Our Board or the Compensation Committee also may approve compensation, if any, for service on any special committee or other ad hoc committee formed from time to time. Total compensation in the amount of $798,000 was paid to members of the special committees of our Board established in connection with their strategic review of the Company in 2024.
These fees to our non-employee directors are paid quarterly in arrears on a prorated basis. Under the Outside Director Compensation Program, we also reimburse non-employee directors for reasonable travel expenses to attend meetings of our Board and its committees. The above-listed fees for service as chair or member of a committee are payable in addition to the annual non-employee director retainer fee.
Each non-employee director will automatically receive, on the date of each annual meeting of our stockholders, an annual award (the “Annual Equity Award”) of restricted stock units (“RSUs”) having a value of $200,000. Each non-employee director who joins our Board other than in conjunction with an annual meeting of our stockholders is expected to receive a prorated Annual Equity Award in conjunction with the next full Annual Equity Award granted to the other non-employee directors. Each Annual Equity Award, including each prorated award, is
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expected to be scheduled to vest at the earlier of the one-year anniversary of the grant date and the annual meeting of our stockholders, subject to continued services to us through the applicable vesting date. In the event of a change in control under the terms of the 2021 Omnibus Incentive Plan, each non-employee director’s then outstanding equity awards covering the Company’s Class A Common Stock are expected to accelerate vesting in full, provided that he or she remains a non-employee director through the date of the consummation of such change in control. Each Annual Equity Award is expected to be granted under the 2021 Omnibus Incentive Plan and a form of award agreement under such plan. We may allow non-employee directors to elect to receive all or a portion of the annual cash retainer fees in the form of restricted stock units. All compensation payable under the Outside Director Compensation Program is expected to be subject to any limits on the maximum amount of non-employee director compensation as set forth in the 2021 Omnibus Incentive Plan.

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Director Compensation for Fiscal 2024
The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board, for the fiscal year ended December 31, 2024. Directors who are also our employees receive no additional compensation for their service as directors. During 2024, Dr. Michael was an employee and executive officer of the company and therefore, did not receive compensation as a director. See “Executive Compensation” for additional information regarding Dr. Michael’s compensation. Effective as of March 25, 2024 and for the remainder of 2024, Mr. Main became an employee and executive officer of the company and therefore, did not receive compensation as a director on or after such date. See “Executive Compensation” for additional information regarding Mr. Main’s compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Total ($)
Colleen Brown	$24,388	$225,226(4)	$294,614
David Clifton	$—	$—	$—
Sean Collins	$300,000	$385,000(4)	$685,000
De’Ana Dow (2)	$127,500	$400,000	$527,500
Michelle J. Goldberg	$334,000	$200,000	$534,000
Richard Lumb(5)	$56,250	$50,002	$106,252
Andrew A. Main(3)	$—	$257,501(4)	$257,500
Jill Simeone	$62,500	$200,000	$262,500
Gordon Watson	$—	$250,000(4)	$250,000
(1)
The amounts in this column represent the aggregate grant date fair value of restricted stock unit awards granted to each non-employee director, computed in accordance with FASB ASC Topic 718. See Note 11—Share-Based and Unit-Based Compensation to our audited consolidated financial statements included elsewhere in the Form 10-K for the year ended December 31, 2024 for a discussion of the assumptions made by us in determining the grant-date fair value of our RSU awards to non-employee directors.

(2)	Includes $70,000 cash compensation and 142,858 restricted stock units award granted for Ms. Dow’s service on the board of directors of Bakkt Trust.
(3)
Effective March 25, 2024, Mr. Main was appointed President and Chief Executive Officer of the Company and no longer eligible for our Outside Director Compensation Program. Stock awards granted to Mr. Main vested in full as a part of his transition to the role as the Company’s President and Chief Executive Officer.

(4)	This amount includes restricted stock units granted in lieu of cash retainer fees earned in 2024 at the election of the director.
(5)	Mr. Lumb resigned as a member of our Board on July 16, 2024.

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The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2024:

Name	Number of Shares Underlying Outstanding Stock Awards(1)
Colleen Brown	12,228
David Clifton	—
Sean Collins	21,875
De’Ana Dow(2)	22,728
Michelle J. Goldberg	11,364
Richard Lumb	—
Jill Simeone	11,364
Gordon Watson	14,205
(1)	The RSUs shall vest in full on May 31, 2025.
(2)	Includes award of 11,364 restricted stock units granted for service on the board of directors of Bakkt Trust.

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Proposal No. 1: Election of Class I Directors
Our Board currently consists of nine directors and is divided into three classes with staggered three-year terms. At the 2025 Annual Meeting, three Class I directors, Michelle J. Goldberg, Akshay Naheta and Jill Simeone, will be nominated for election for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
Nominees
Our Nominating Committee has recommended, and our Board has approved, Michelle J. Goldberg, Akshay Naheta and Jill Simeone as nominees for election as Class I directors at the 2025 Annual Meeting. If elected, each of Mr. Naheta and Mses. Goldberg and Simeone will serve as a Class I director until the 2028 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
Mr. Naheta and Mses. Goldberg and Simeone have each agreed to serve as a director if elected, and management has no reason to believe that he or she will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the 2025 Annual Meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

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Report of the Audit and Risk Committee
The Audit and Risk Committee (the “Audit Committee”) is a committee of our Board comprised solely of independent directors as required by the NYSE listing rules and the rules and regulations of the SEC. The Audit Committee operates under a written charter adopted by our Board. This written charter is reviewed annually for changes, as appropriate. With respect to Bakkt’s financial reporting process, Bakkt’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Bakkt’s financial statements. Bakkt’s independent registered public accounting firm is responsible for performing an independent audit of Bakkt’s financial statements. For the year ended December 31, 2024, that independent registered public accounting firm was KPMG LLP (“KPMG”). It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare Bakkt’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:
•reviewed and discussed the audited financial statements with management and KPMG;
•discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•received the written disclosures from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG their independence.
Based on the review and discussions noted above, the Audit Committee recommended to our Board that the audited financial statements be included in Bakkt’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of our Board:
Michelle J. Goldberg (Chair)
Sean Collins
De’Ana Dow
Colleen Brown
This Audit Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Bakkt under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Bakkt specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

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Independent Registered Public Accounting Firm

Our Audit Committee, in accordance with its charter, routinely reviews the performance and retention of our independent registered public accounting firm. The Audit Committee expects to request proposals for such a firm, including our current independent registered public accounting firm, KPMG, to serve as our independent registered public accounting firm for the year ending December 31, 2025. After reviewing these proposals, the Audit Committee will select and appoint an independent registered public accounting firm for the year ending December 31, 2025. In light of this ongoing process, we are not submitting a proposal for the ratification of our independent registered public accounting firm at the 2025 Annual Meeting. While not required to do so, our practice has generally been to submit the selection of our independent registered public accounting firm to stockholders for ratification. We expect to resume this practice in 2026.

KPMG served as the Company’s independent registered public accounting firm for the year ended December 31, 2024. Representatives of KPMG have been invited to be present at the 2025 Annual Meeting, and we expect that they will attend. We currently expect to complete the request for proposal process to select our independent registered public accounting firm for 2025 in the second quarter of 2025. If our Audit Committee makes a selection prior to the annual meeting, we expect that representatives from such firm will be present at the 2025 Annual Meeting and that they will be available to respond to appropriate questions from our stockholders.

Change in Certifying Accountant

As previously reported on our Current Report on Form 8-K filed with the SEC on June 7, 2024, our Audit Committee solicited proposals from several accounting firms to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2024. As a result of this process, our Audit Committee dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective June 3, 2024.

Our Audit Committee appointed KPMG as our independent registered public accounting firm effective as of June 3, 2024, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. EY served as our independent registered public accounting firm since October 15, 2021, following the consummation of the merger with VPC Impact Acquisition Holdings (the “Business Combination”), and as the independent registered public accounting firm for Bakkt Opco from its inception in 2018 through the Business Combination.
The reports of EY on the Company’s consolidated audited financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, or other similar opinion as defined in Item 304(a)(i)(ii) of Regulation S-K. In connection with the audit of the Company's consolidated financial statements for the fiscal years
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ended December 31, 2023 and 2022, respectively, and in the subsequent interim period through June 3, 2024 (the “Interim Period”), there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report for such years or subsequent interim period. Except for the disclosure of the material weakness of the Company’s internal control over financial reporting as disclosed in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “First Quarter 2024 10-Q”), there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2023 and 2022, or in the Interim Period.
During the Company’s two fiscal years ended December 31, 2023 and 2022, and during the Interim Period, neither the Company nor anyone acting on its behalf has consulted with KPMG, regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

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Fees Paid to the Independent Registered Public Accounting Firm
The following tables present fees for professional audit services and other services rendered to us by KPMG LLP and Ernst & Young LLP for our fiscal years ended December 31, 2024 and 2023.
Fees to KPMG LLP

	2024	2023
Audit Fees(1)	$3,250,000	$—
Audit-Related Fees(2)	317,000	—
Tax Fees	-	—
All Other Fees	-	—
Total Fees	$3,250,000	$—
(1)“Audit Fees” for the fiscal years ended December 31, 2024 consist of fees billed for professional services rendered in connection with the audits of our annual financial statements, reviews of our quarterly financial statements, and services that are provided in connection with statutory or regulatory filings. This category also includes fees for audit services incurred in connection with our business combinations, including related registration statements as applicable.

(2)“Audit-Related Fees” for the fiscal year ended December 31, 2023, consists of attestation and diligence services
Fees to Ernst & Young LLP

	2024	2023
Audit Fees(1)	$1,023,744	$3,234,150
Audit-Related Fees(2)	195,000	616,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,218,744	$3,850,150
(1)“Audit Fees” for the fiscal years ended December 31, 2024 consist of fees billed for professional services rendered in connection with the audits of our annual financial statements, reviews of our quarterly financial statements, and services that are provided in connection with statutory or regulatory filings. This category also includes fees for audit services incurred in connection with our business combinations, including related registration statements as applicable.

(2)“Audit-Related Fees” for the fiscal year ended December 31, 2023, consists of attestation and diligence services
Auditor Independence
In 2024, there were no other professional services provided by KPMG, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of KPMG.
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Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to preapprove all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by KPMG for our fiscal year ended December 31, 2024 were preapproved by our Audit Committee.

Our Audit Committee appoints the independent registered public accounting firm annually.
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Proposal No. 2: Approval of Amendment to 2021 Omnibus Incentive Plan to Increase the Number of Authorized Shares of Class A Common Stock Issuable Thereunder
Background
On April 10, 2025, our Board approved an amendment (the “Amendment”) to the 2021 Omnibus Incentive Plan, as amended, to increase the number of authorized shares of Class A Common Stock issuable thereunder (the “2021 Omnibus Incentive Plan Amendment”), subject to stockholder approval, and accordingly, our Board directed that the 2021 Omnibus Incentive Plan Amendment be submitted to the Company’s stockholders for approval at the 2025 Annual Meeting. The 2021 Omnibus Incentive Plan Amendment would increase by 979,201 shares the number of authorized shares of Common Stock available for issuance under the 2021 Omnibus Incentive Plan from 3,034,922 shares to 4,014,123 shares.
We believe the Company must offer a competitive equity incentive program if it is to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. The 2021 Omnibus Incentive Plan is an important factor in attracting, retaining and rewarding high caliber employees who are essential to the Company’s success and in providing incentive to these individuals to promote the success of the Company. The purposes of the 2021 Omnibus Incentive Plan are to attract, retain and motivate officers and key employees (including prospective employees), directors, consultants and others who may perform services for the Company to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company.
The remaining pool of incentive equity available under our 2021 Omnibus Incentive Plan may be insufficient for 2025 Annual grants or any interim grants if needed for new hires or other special circumstances. We are therefore seeking stockholder approval of a pool of 979,201 additional shares pursuant to the 2021 Omnibus Plan Amendment, which we anticipate will be sufficient for equity grants over the next two years. No other changes are being made to the 2021 Omnibus Incentive Plan.
Stockholder approval of the 2021 Omnibus Incentive Plan Amendment is being sought in order to (i) meet NYSE listing requirements and (ii) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended.
The amended 2021 Omnibus Incentive Plan will enable the Company to continue its compensation program that is intended to attract, retain, incentivize and reward talented and qualified employees and align them with achieving Bakkt’s goals and increasing stockholder value. If the 2021 Omnibus Incentive Plan Amendment is not approved by our stockholders at the 2025 Annual Meeting, we will continue to be able to grant awards under the 2021 Omnibus
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Incentive Plan, but, as of March 31, 2025, only 576,581 shares were available for grant under the 2021 Omnibus Incentive Plan, subject to adjustment in accordance with the terms of the plan.
As of March 31, 2025, the total awards issued and outstanding or reserved for issuance under the 2021 Plan was 2,123,328 all representing full value awards, and the total number of available shares under the 2021 Omnibus Incentive Plan was 576,581. As of March 31, 2025, we had 6,532,626 shares of our Class A Common Stock and 7,177,774 shares of Class V Common Stock outstanding.
Description of the 2021 Omnibus Incentive Plan
The following is a brief description of the material features of the 2021 Omnibus Incentive Plan, including the proposed 2021 Omnibus Incentive Plan Amendment. This description is qualified in its entirety by reference to the full text of the Amendment to the 2021 Omnibus Incentive Plan and the 2021 Omnibus Incentive Plan. The proposed Amendment to the 2021 Omnibus Incentive Plan is attached to this proxy statement as Annex A.
Adjustments. In the event of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution that results in any increase or decrease in the number of issued shares, the Compensation Committee (as defined below) has the authority to make appropriate adjustments to the aggregate number of shares and class of shares as to which awards may be granted, the limitations as to grants to non-employee directors, the number of shares covered by each outstanding award and the option price for each related outstanding option and stock appreciation right.
Administration. The Compensation Committee administers the 2021 Omnibus Incentive Plan provided that such Compensation Committee consists of at least two members of the Company Board, each of whom qualifies as a non-employee director under Rule 16b-3 of the Exchange Act, and as an independent director under the rules of the stock exchange for so long as the Company is a publicly traded corporation. Subject to the provisions of the 2021 Omnibus Incentive Plan, the Compensation Committee has the power to administer the 2021 Omnibus Incentive Plan, including but not limited to, the authority to (a) construe, interpret and implement the 2021 Omnibus Incentive Plan and each award, (b) make all determinations necessary or advisable in administering the 2021 Omnibus Incentive Plan, (c) grant, or recommend to the Company Board for approval to grant, awards pursuant to the 2021 Omnibus Incentive Plan, (d) determine the grantees to whom and the times at which awards will be granted, (e) determine the price at which options are granted, (f) determine the type of option to be awarded and the number of shares subject to such option, (g) determine the number of shares granted pursuant to each award and (h) approve the form and terms and conditions of the award documents and of each award. The Compensation Committee’s interpretation and construction of any provisions of the 2021 Omnibus Incentive Plan or any award are final, binding and conclusive.
Eligibility. Awards may be granted to employees, non-employee directors, consultants and advisors of the Company and any parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2025, the
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Company and its subsidiaries had approximately 177 employees (including all of the Company’s officers), seven non-employee directors and 12 consultants and other service providers who may be eligible for awards.
Type of Awards. The Compensation Committee is authorized to grant awards payable in either shares or cash, including options to purchase shares, restricted shares, SARs, restricted stock units, and dividend equivalents, which may be subject to one or more performance goals.
Terms and Conditions of Awards. The Compensation Committee will determine the size of each award to be granted, and all other terms and conditions of each award (including when such awards will be granted, the effect of a termination of employment or service of such awards, the vesting and/or lapse of restrictions on awards upon the attainment of performance goals and/or continued service). However, awards granted under the 2021 Omnibus Incentive Plan are subject to the following conditions:
•No stock options or SARs will be exercisable after the expiration of ten (10) years (or in the case of incentive stock options granted to any holder of at least 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent of the Company, five (5) years) from the date of grant;
•The exercise price per share for each stock option or SAR may not have an exercise price less than 100% (or in the case of incentive stock options granted to any holder of at least 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent of the Company, 110%) of the fair market value of the shares on the date of grant;
•dividend and dividend equivalents will not be paid with respect to unvested shares or stock units, but may accrue on such awards and only be paid to the extent the awards vest;
•awards granted under the 2021 Omnibus Incentive Plan (excluding awards assumed, converted or substituted in connection with the Company’s acquisition of another company) will include vesting schedules under which no portion of the award may vest in less than one year from the date of grant; provided, that awards granted to non-employee directors will be deemed to satisfy this minimum vesting requirement if they vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders following the date of grant, and up to 5% of the shares reserved for issuance under the 2021 Omnibus Incentive Plan may be granted under awards that are not subject to this minimum vesting requirement; and
•the Compensation Committee has the authority to accelerate any awards in accordance with the 2021 Omnibus Incentive Plan.
The types of awards that may be granted under the 2021 Omnibus Incentive Plan include the following:
Stock Options. Stock options in the form of nonstatutory stock options or incentive stock options may be granted under the 2021 Omnibus Incentive Plan. The Compensation Committee determines the number of shares subject to each option. The Compensation Committee determines the exercise price of options granted under the 2021 Omnibus Incentive Plan; provided that the exercise price must at least be equal to the fair market value of the Company’s
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Class A Common Stock on the date of grant. The term of a stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of the Company’s outstanding stock, the term of an incentive stock option must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The grantee may pay the exercise price of an option (a) by personal check, (b) shares of the same class as those to be granted by exercise of the stock option, (c) any other form of consideration approved by the Company and permitted by applicable law, or (d) any combination of the foregoing. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2021 Omnibus Incentive Plan, the Compensation Committee determines the other terms of options.
Stock Appreciation Rights. Stock appreciation rights may be granted under the 2021 Omnibus Incentive Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s Class A Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. The grant price for a stock appreciation right may not be less than 100% of the fair market value per share on the date of grant. Subject to the provisions of the 2021 Omnibus Incentive Plan, the Compensation Committee determines the other terms of stock appreciation rights, including when such rights become exercisable.
Restricted Stock Awards. Restricted stock may be granted under the 2021 Omnibus Incentive Plan. Restricted stock awards are grants of shares of Class A Common Stock that vest in accordance with terms and conditions established by the Compensation Committee. The Compensation Committee will determine the number of shares of restricted stock granted to any employee, director, consultant or advisor and, subject to the provisions of the 2021 Omnibus Incentive Plan, will determine the terms and conditions of such awards. The Compensation Committee may impose whatever conditions to vesting it determines to be appropriate. The Compensation Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant unless the Compensation Committee provides otherwise. Unless the Compensation Committee determines otherwise, during the restricted period, all dividends or other distributions paid upon any restricted stock awards will be retained by the Company for the account of the recipient. Such dividends or other distributions will revert to the Company if for any reason the restricted stock award upon which such dividends or other distributions were paid reverts to the Company. Upon the expiration of the restricted period, all such dividends or other distributions made on such restricted share and retained by the Company will be paid, without interest, to the recipient.
Restricted Stock Units. Restricted stock units may be granted under the 2021 Omnibus Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of Class A Common Stock. Subject to the provisions of the 2021 Omnibus Incentive Plan, the Compensation Committee determines the terms and conditions of restricted stock units, including the vesting criteria and the form and timing of payment. A holder of restricted stock units will have only the rights of a general unsecured creditor of the Company, until the delivery of shares, cash or other securities or property. On the delivery date, the holder of each restricted stock unit not previously forfeited or terminated will receive one share, cash or other securities or property equal in value to one share or a combination thereof, as specified by the Compensation Committee.
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Dividend Equivalent Rights. Dividend equivalent rights may be granted under the 2021 Omnibus Incentive Plan. Dividend equivalent rights are entitlements to receive credits based on cash distributions that would have been paid on the shares of Class A Common Stock subject to an equity-based award granted to an individual as though such shares had been issued to and held by the grantee. Subject to the terms of the 2021 Omnibus Incentive Plan, the Compensation Committee determines the terms and conditions of dividend equivalent rights.
Other Stock-Based or Cash-Based Awards. Other types of stock-based, stock-related or cash-based awards (including the grant or offer for sale of unrestricted shares of 2021 Omnibus Incentive Plan, performance share awards, or performance units settled in cash) in amounts and under terms and conditions determined by the Compensation Committee.
Performance-Based Awards. The Compensation Committee may grant performance-based awards (“PSUs”), the grant, exercise, and/or settlement of which will be based upon the achievement of performance goals. Performance-based awards may be paid in cash, shares or other awards. The performance goals may consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Compensation Committee. The Compensation Committee will set the performance goals applicable to the performance-based awards, determine the extent to which such performance goals are achieved, and determine the amount, if any, that is payable pursuant to each performance-based award. In establishing performance goals for performance-based awards, the Compensation Committee may use various business criteria, which may include, but is not limited to: earnings, earnings per share, earnings before interest, taxes, depreciation and amortization, revenue or net revenue measures, gross profit or operating profit measures (including before or after taxes and including profit growth and profit-related return ratios), cost management, dividend payout ratios, market share measures, economic value added, cash flow, return measures (including return on capital, invested capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, investment, assets, or net assets or total stockholder return or similar measures), increase in the fair market value of Class A Common Stock, or changes (or the absence of changes) in the per share or aggregate fair market value of Class A Common Stock.
Aggregate Limitation on Awards. If the Amendment is approved, subject to adjustments as described in the 2021 Omnibus Incentive Plan, the aggregate number of shares that may be issued under the 2021 Omnibus Incentive Plan shall not exceed 4,014,123 shares (1,032,677 shares originally issued under the 2021 Omnibus Incentive Plan, the additional 1,063,618 shares added in June 2023 per an amendment to the 2021 Omnibus Incentive Plan previously approved by the Company’s stockholders, and the additional 938,652 shares added in May 2024 per an amendment to the 2021 Omnibus Incentive Plan previously approved by the Company’s stockholders, and the addition of 979,201 shares per this Amendment). All of the authorized shares may be granted as incentive stock options.
The 2021 Omnibus Incentive Plan has the following rules for counting shares against the 2021 Omnibus Incentive Plan’s share reserve:
•If SARs are granted, the full number of shares subject to the SARs will be considered issued under the 2021 Omnibus Incentive Plan and will reduce the aggregate share limit on a 1:1 ratio.
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•Shares subject to an award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the participant so that shares are returned to the Company), expires, terminates or is settled for cash, will again be available for grants under the 2021 Omnibus Incentive Plan.
•Shares tendered by a participant, repurchased by the Company using proceeds from the exercise of stock options or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an award will not be available for re-issuance under the 2021 Omnibus Incentive Plan and will reduce the aggregate share limit on a 1:1 ratio.
•The payment of dividend equivalent rights in cash in conjunction with any outstanding awards will not be counted against the aggregate share limit.
Shares delivered under the 2021 Omnibus Incentive Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. Shares subject to awards that are assumed, converted or substituted under the 2021 Omnibus Incentive Plan as a result of the Company’s acquisition of another company will not count against the number of shares that may be granted under the 2021 Omnibus Incentive Plan. If the Company assumes a stockholder approved equity plan from an acquired company, any shares of common stock available under the assumed plan (after appropriate adjustments, as required to reflect the transaction) may be issued pursuant to awards under the 2021 Omnibus Incentive Plan and will not reduce the 2021 Omnibus Incentive Plan’s aggregate share limit.
Grants to Non-Employee Directors. Grants made to non-employee directors may be in any form other than incentive stock options. The 2021 Omnibus Incentive Plan provides that in any calendar year no non-employee director may be granted equity awards (including equity awards under the 2021 Omnibus Incentive Plan) (the value of which will be based on their grant date fair value) and be provided any other compensation (including without limitation any cash retainers and fees) that in the aggregate exceed $750,000, provided that in the calendar year of the individual’s initial service as a non-employee director, such amount is increased to $1,000,000. Equity awards or other compensation for service as an employee, a consultant other than a non-employee director or as a member of the board of managers of the Bakkt Trust will not count toward this limit.
Effect of Change in Control. The 2021 Omnibus Incentive Plan provides that in the event of a change in control, as defined under the 2021 Omnibus Incentive Plan, each outstanding award will be treated as the Compensation Committee determines, including accelerating the expiration or termination date or the date of exercisability of an award, settling any award by means of a cash payment, or removing any restrictions from or imposing any additional restrictions on any outstanding awards. Notwithstanding the foregoing, and unless otherwise determined by the Compensation Committee (or unless otherwise provided in the applicable award agreement), in the event that a participant is terminated by the Company other than for Cause (as defined in the 2021 Omnibus Incentive Plan) or by the participant for Good Reason (as defined in the 2021 Omnibus Incentive Plan), in either case, on or within two years following a change in control, then each of the participant’s outstanding awards granted prior to the change in control will become fully-vested, any restrictions thereon lapse and any risk of forfeiture thereon lapse, in each case, as to all of the shares of Class A Common Stock subject to the award. In the event of a change in control, any outstanding awards subject to performance goals will be deemed earned at
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the greater of the target level and the actual performance level through the change in control date and will cease to be subject to any further performance conditions, but will continue to be subject to time-based vesting following the change in control in accordance with the original vesting period.
Under the 2021 Omnibus Incentive Plan, “change in control” means:
•Any person is or becomes the beneficial owner of more than 30% of the Company’s voting securities;
•During any period of not more than thirty-six (36) months, individuals who constitute our Board as of the beginning of the period (referred to as the incumbent directors) cease to constitute at least a majority of our Board, provided that any person becoming a director subsequent to the beginning of the period, whose election or nomination for election was approved by a vote of at least two-thirds of the incumbent directors then on our Board will be considered an incumbent director. However no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest or as a result of any other actual or publicly threatened solicitation of proxies will be considered to be an incumbent director.
•Any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or
•Consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving the Company unless the beneficial owners of the Company’s voting securities before the transaction own more than 60% of the voting power of the surviving company or ultimate parent that has beneficial ownership of at least 95% of the surviving company, in each case, if the beneficial owners own such voting securities in substantially the same proportions as their ownership immediately before the transaction.
The consummation of any reorganization, merger, consolidation, share exchange or similar form of corporate transaction involving the Company shall not constitute a “change in control” if the direct or indirect beneficial ownership of the surviving corporation or ultimate parent held by ICE is equivalent or greater than the direct or indirect beneficial ownership of the Company held by ICE prior to such corporate transaction.
Restrictions on Repricing. Without obtaining stockholder approval, we may not reduce the exercise price of stock options or SARs, including through amendment, cancellation in exchange for the grant of a substitute award, repurchase for cash or other consideration, or any other action that would be treated as a “repricing” of such stock options or such SARs. However, such stockholder approval is not required in connection with a corporate transaction involving the Company or other actions with respect to our securities, such as a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or other change in the corporate structure or shares. No stock options or SARs will be granted under the 2021 Omnibus Incentive Plan with automatic reload features.
Transferability. Unless otherwise determined by the Compensation Committee in its sole discretion, no award (or any rights and obligations thereunder) granted to any person under the
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2021 Omnibus Incentive Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such awards (and any rights thereunder) will be exercisable during the life of the recipient only by the recipient or the recipient’s legal representative.
Clawback Policy. All awards made under the 2021 Omnibus Incentive Plan shall be subject to any clawback or recapture policy that the Company may adopt from time to time, including our clawback policy adopted in September 2023.
Amendment, Termination. The Company Board has the authority to amend the 2021 Omnibus Incentive Plan from time to time; provided that such amendment does not materially adversely impair the rights of the recipient of any award without the recipient’s consent. Stockholder approval also is required to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency. The Company Board has also reserved the right to terminate the 2021 Omnibus Incentive Plan at any time, and the 2021 Omnibus Incentive Plan will automatically terminate in 2031.
Summary of U.S. Federal Income Tax Consequences of the 2021 Omnibus Incentive Plan
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 Omnibus Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
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The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. General rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price, and such amount should be deductible by the Company for federal income tax purposes. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.
Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of Common Stock or cash received. Any additional gain or loss recognized upon any later disposition of the shares, if any, would be capital gain or loss.
Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code (the “Code”), to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation
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arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2021 Omnibus Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). General rules limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.
New Plan Benefits under the 2021 Omnibus Incentive Plan
Future benefits under the 2021 Omnibus Incentive Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable. The table below shows, as to each of the Company’s NEOs, all executive officers as a group, all non-employee directors as a group, and all employees as a group (other than executive officers), the awards granted between January 1 and December 31, 2024.

Name	Dollar Value of Stock Awards ($)(1)	Stock Plan Number of Units (#)(2)
Gavin Michael(3)	2,415,051	170,043
Andrew Main(4)	6,709,357	502,689
Karen Alexander	389,760	31,388
Nicholas Baes	683,109	69,198
Executive Officers as a group (4 persons)	10,197,277	773,318
Non-employee directors as a group (9 persons)(5)(6)	2,885,290	166,096
All employees as a group, other than executive officers (192 persons)	9,383,324	571,911

(1)Represents grant date fair value of award.
(2)Represents time- and performance- based restricted stock units with performance based on target performance. See “Summary Compensation Table for Fiscal 2024” and “Director Compensation for Fiscal 2024” for additional information.
(3)Dr. Michael resigned as the Chief Executive Officer, President and Director of the Company effective as of March 25, 2024.
(4)Mr. Main was appointed as the President and Chief Executive Officer of the Company effective as of March 26, 2024.
(5)David Clifton did not receive any RSUs during 2024.
(6)Included in this total are 11,364 time-based RSUs De’Ana Dow received for her service on Bakkt Trust’s Board of Managers. The value of these RSUs was $200,000.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2021 OMNIBUS INCENTIVE PLAN.
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Proposal No. 3: Amendment of Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law
Stockholders are being asked to approve an amendment to our Certificate of Incorporation. The proposed amendment would provide for the exculpation of certain of our officers from liability in specific circumstances, as permitted by the Delaware General Corporation Law (the “DGCL”), as it may be amended from time to time.
Proposed Amendment
Effective August 1, 2022, the State of Delaware, which is the company’s state of incorporation, enacted legislation that enables Delaware corporations to eliminate or limit the personal liability of certain of their officers in limited circumstances. Under Delaware law, these officers include the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, chief accounting officer, any officer identified in the company’s public filings with the SEC as a named executive officer, and any other officer who has consented to being identified as an officer for purposes of service of process in Delaware. In light of this update in the law, we are proposing to amend our Certificate of Incorporation to provide for the exculpation of certain of the company’s officers from liability in specific circumstances, as permitted by the DGCL. The DGCL permits officer exculpation only for direct claims (and not for example, derivative claims made by stockholders on behalf of the company). The DGCL does not permit officer exculpation with respect to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction from which the officer derived an improper personal benefit. Our proposed amendment would provide for exculpation of officers to the fullest extent permitted under the DGCL, as it may be amended from time to time.
Reasons for the Proposal
The proposed amendment to our Certificate of Incorporation to provide for exculpation of officers would remedy, in part, the inconsistent treatment of officers and directors under Delaware law notwithstanding that both officers and directors have similar fiduciary duties. The proposed amendment is intended to strike a balance between stockholders’ interest in accountability and their interest in limiting the exposure of the company and its officers to the distraction and expense of potentially frivolous stockholder litigation. Providing for the exculpation of officers may also aid the company in attracting and retaining quality officers to work on its behalf.
Not Conditioned on Other Amendment Proposals
    This Proposal No. 3 and Proposal No. 4 relate to proposed amendments to our Certificate of Incorporation. Each such Proposal is independent of the others and the approval of this
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Proposal No. 3 is not conditioned upon approval of Proposal No. 4. Your vote on any of the Proposals does not affect your vote on the others.
Nominating Committee and Board of Directors Approval
After careful consideration by the Nominating Committee and our Board, and after review and consideration of the scope of exculpation that the proposed amendment would provide, the reasons set forth above, recent similar actions taken by other similarly situated companies, and current best practices, the Nominating Committee and our Board have determined that an amendment to our Certificate of Incorporation to provide for the exculpation of officers from liability in specific circumstances, to the fullest extent permitted by the DGCL, as it may be amended from time to time, is advisable and in the best interests of the company and our stockholders. The Board has approved, adopted and declared advisable such proposed amendment and has recommended such proposed amendment to the company’s stockholders for approval and adoption.
In accordance with the DGCL, our Board may elect to abandon the proposed amendment to our Certificate of Incorporation without further action by our stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed amendment to our Certificate of Incorporation at the 2025 Annual Meeting.
Certificate of Amendment
The proposed Certificate of Amendment to the Certificate of Incorporation Regarding Office Exculpation reflecting the foregoing charter amendment is attached as Appendix B to this proxy statement.
Accordingly, we ask our stockholders to vote on the following resolution:
“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Certificate of Incorporation to insert a new Article XVI, immediately following Article XV, to read as follows:
ARTICLE XVI
Section 16.1 Limited Liability of Officers. No officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment, repeal or elimination of this Article XVI shall eliminate or reduce the effect thereof in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article XVI, would accrue or arise, or otherwise adversely affect any limitation on the
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personal liability of an officer of the Corporation existing prior to such amendment, repeal or elimination.”
Vote Required
The amendment of our Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our capital stock as of the record date for the 2025 Annual Meeting (April 14, 2025). Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal 3 if you want your broker to vote your shares on the matter. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION AS PERMITTED BY DELAWARE LAW.
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Proposal No. 4: Amendment of Certificate of Incorporation to Increase the Number of Authorized Shares of Class A Common Stock
Stockholders are being asked to approve an amendment to our Certificate of Incorporation. Our authorized capital stock presently consists of 30,000,000 shares of Class A Common Stock, 10,000,000 shares of Class V Common Stock, and 1,000,000 shares of preferred stock (“Preferred Stock”). On April 10, 2025, the Board approved and declared advisable an amendment to our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 30,000,000 shares to 60,000,000 shares and, accordingly, to increase the number of authorized shares of Common Stock from 40,000,000 to 70,000,000 shares (collectively, the “Share Increase Amendment”). The Board further directed that the Share Increase Amendment be submitted to stockholders for approval and adoption. The number of shares of Class V Common Stock and Preferred Stock would not be affected by the Share Increase Amendment. The total number of authorized shares of our capital stock (which is the sum of the authorized number of shares of our Common Stock and our Preferred Stock) would, by virtue of the Share Increase Amendment, increase from 41,000,000 shares to 71,000,000 shares.
Proposed Amendment
The Board has deemed the Share Increase Amendment advisable and in the best interests of the Company and is accordingly submitting it to stockholders for approval. The Share Increase Amendment would revise our existing Certificate of Incorporation by replacing the first sentence of Article IV, Section 4.1 with the following language:
“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 71,000,000 shares, consisting of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), and (ii) 70,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which consists of (A) 60,000,000 shares of Class A common stock (“Class A Common Stock”) and (B) 10,000,000 shares of Class V common stock (“Class V Common Stock”).”
Background and Reasons for the Proposal
The proposed increase in the authorized number of shares of Class A Common Stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Class A Common Stock for future use.
As of April 14, 2025, a total of 6,661,815 shares of Class A Common Stock were issued and outstanding, 7,177,076 shares of Class V Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. In addition, as of the record date, there were:
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•7,177,076 shares of Class A Common Stock reserved for the exchange of paired interests represented by the Class V Common Stock;
•285,619 shares of Class A Common Stock reserved for the exercise of publicly traded warrants currently listed on the New York Stock Exchange;
•2,454,434 shares of Class A Common Stock reserved for outstanding equity awards and the remaining pool of incentive equity available under our 2021 Omnibus Incentive Plan; provided, however, the remaining pool of incentive equity available is subject to increase on the passage of Proposal No. 2;
•1,153,200 shares of Class A Common Stock reserved for the exercise of Class 1 Warrants; and
•864,650 shares of Class A Common Stock reserved for the exercise of Class 2 Warrants.
Accordingly, as of the record date, out of the 30,000,000 shares of Class A Common Stock presently authorized, 18,842,269 shares were issued and outstanding or reserved for issuance and 11,157,731 shares of Class A Stock were not reserved and remained available for future issuance.
Our Board recommends the proposed increase in the authorized number of shares of Class A Common Stock to facilitate issuing shares in the event that the Board determines that it is appropriate. The increase in the authorized number of shares of Class A Common Stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available for future issuance, including but not limited to, issuances related to organic growth, capital investments, general corporate activities, possible financings, the potential issuance of shares pursuant to the Cooperation Agreement (as defined below) and other corporate transactions, and other purposes which the Board determines are appropriate. The availability of additional shares of Class A Common Stock is particularly important in the event that the Board determines It is in the best interest of stockholders to proceed with any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time. In considering and planning for our current and future corporate needs, our Board believes that the current number of authorized and unreserved shares of Class A Common Stock available for issuance is inadequate.
As of the date of this proxy statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Proposal No. 4 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction, except with respect to possible transactions contemplated by the Cooperation Agreement (as defined below). However, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets. If this Proposal No. 4 is adopted by our stockholders, and if any such discussions or any exercise of the Call Option or Put Event (each as defined in the Cooperation Agreement) result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly authorized shares in and upon closing such transactions. If
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stockholders do not vote to approve this Proposal No. 4, the Company may be unable to issue shares when needed; whereas approving this Proposal No. 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future. Except with respect to the transactions contemplated by the Cooperation Agreement (as defined below), the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal No. 4, and the Company currently does not have any agreements with respect to the issuance of the additional shares of Class A Common Stock authorized by the Share Increase Amendment.
Potential Effects of the Increase in the Number of Authorized Shares of Class A Common Stock
If the Company’s stockholders approve this Proposal No. 4 to increase the number of authorized shares of Class A Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Class A Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.
The proposed increase in the number of authorized shares of Class A Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Class A Common Stock, Preferred Stock, or securities convertible into our Class A Common Stock or Preferred Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Class A Common Stock or Preferred Stock that we may issue, and which could depress the market price of the Class A Common Stock or Preferred Stock. We may sell shares of Class A Common Stock or Preferred Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.
Not Conditioned on Other Amendment Proposals
    This Proposal No. 4 and Proposal No. 3 relate to proposed amendments to our Certificate of Incorporation. Each such Proposal is independent of the others and the approval of this Proposal No. 4 is not conditioned upon approval of Proposal No. 3. Your vote on any of the Proposals does not affect your vote on the others.
Board of Directors Approval
After careful consideration by our Board, our Board has determined that an amendment to our Certificate of Incorporation to increase that number of authorized shares of our Class A Common Stock is advisable and in the best interests of the company and our stockholders. The
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Board has approved, adopted and declared advisable such proposed amendment and has recommended such proposed amendment to the Company’s stockholders for approval and adoption.
In accordance with the DGCL, our Board may elect to abandon the proposed amendment to our Certificate of Incorporation without further action by our stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed amendment to our Certificate of Incorporation at the 2025 Annual Meeting.
Certificate of Amendment
The proposed Certificate of Amendment to the Certificate of Incorporation reflecting the foregoing amendment to our Certificate of Incorporation is attached as Appendix C to this proxy statement.
Accordingly, we ask our stockholders to vote on the following resolution:
“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Certificate of Incorporation replacing the first sentence of Article IV, Section 4.1 with the following language:
“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 71,000,000 shares, consisting of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), and (ii) 70,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which consists of (A) 60,000,000 shares of Class A common stock (“Class A Common Stock”) and (B) 10,000,000 shares of Class V common stock (“Class V Common Stock”).”
Vote Required
The amendment of our Certificate of Incorporation to reflect the Share Increase Amendment requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our capital stock entitled to vote thereon as of the record date for the 2025 Annual Meeting (April 14, 2025). Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal No. 4 if you want your broker to vote your shares on the matter. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will be considered as being present for the vote on this Proposal No. 4 but will not be counted as a vote cast “FOR” this Proposal No. 4 and will, therefore, have the effect of a vote “AGAINST” this Proposal No. 4. Because this is a routine proposal, we do not expect any broker non-votes on this Proposal No. 4.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE
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THE NUMBER OF AUTHORIZED SHARES OF OUR CLASS A COMMON STOCK FROM 30,000,000 SHARES TO 60,000,000 SHARES.
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Proposal No. 5: Advisory Vote on the Compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the SEC rules, we are providing our stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as described in this proxy statement.

This proposal, commonly referred to as the “Say-on-Pay” vote, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies, and practices, as discussed in this proxy statement.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee, or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

You are encouraged to review the section titled “Executive Compensation” and, in particular, the section titled “Executive Compensation” in this proxy statement, which provide a comprehensive review of our executive compensation program and its elements, objectives, and rationale. We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following non-binding resolution at the 2025 Annual Meeting:

"RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the 2025 Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, and other related disclosure.”

Vote Required

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The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company present at the 2025 Annual Meeting or represented by proxy at the 2025 Annual Meeting and entitled to vote on this proposal. Abstentions will have the effect of a vote against this Proposal No. 5, and broker non-votes will have no effect.

As an advisory vote, the result of this proposal is non-binding. However, our Board and our Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when considering future executive compensation decisions and when evaluating our executive compensation program.

This is our first year to provide our stockholders the opportunity to vote on the compensation of our named executive officers. It is expected that the next vote on executive compensation will be at the 2026 annual meeting of stockholders.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
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Proposal No. 6: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC rules, we are providing our stockholders with the opportunity to indicate their preference regarding how frequently we should hold a vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, commonly known as a “Say-When-on-Pay” vote. This Say-When-on-Pay vote must be submitted to stockholders at least once every six years. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote on the compensation of our named executive officers every one year, two years, or three years. Alternatively, stockholders may abstain from casting a vote.
Vote Required
The option among one year, two years, or three years that receives the highest number of votes cast at the 2025 Annual Meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.
After considering the potential benefits and consequences of each alternative, our Board recommends a vote for “one year” as the stockholders’ preferred frequency for future advisory votes on named executive officer compensation. In formulating its recommendation, our Board considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our named executive officers will allow stockholders to provide more frequent and direct input on our compensation philosophy, policies, and practices, as well as make an evaluation of our performance compared to our compensation practices.
While our Board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, the result of this proposal is non-binding. However, our Board and our Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR.”
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Executive Officers
The following table sets forth certain information about our executive officers as of March 31, 2025.

Name	Age	Position
Andrew Main	60	Co-Chief Executive Officer, President
Akshay Naheta	43	Co-Chief Executive Officer
Karen Alexander	54	Chief Financial Officer
Nicholas Baes	46	Chief Operating Officer
Marc D’Annunzio	53	General Counsel and Secretary
Biographical information for Andrew Main and Akshay Naheta is set forth under “Information on Board of Directors and Corporate Governance” above.
Karen Alexander has served as our Chief Financial Officer since August 2022. Prior to this role, Ms. Alexander served as Acting Chief Financial Officer of the Company from May 2022 to August 2022, and the Chief Accounting Officer of the Company from the Closing to August 2022, after serving in the same position with Opco since June 2021. Prior to joining the Company, Ms. Alexander worked at GE Capital from October 2004 to April 2021 in finance and accounting roles of increasing responsibility, most recently serving as Global Technical Controller from January 2017 to April 2021. Ms. Alexander began her career as an external auditor with Arthur Andersen LLP and Ernst & Young LLP. She holds a bachelor’s degree in accounting from Miami University (Ohio).

Nicholas Baes has served as our Chief Operating Officer since October 2024. Prior to this role, Mr. Baes served as the Chief Technology Officer of the Company from January 2024 to October 2024, and as the Vice-President of Engineering of the Company from April 2023 to January 2024. Over the course of his career, Mr. Baes has held leadership roles across highly successful firms, both public and private. From 2019 to 2023, Mr. Baes held the positions of the Vice-President of Engineering at PEAK6 and the Chief Technology Officer at PEAK6 subsidiary, Apex Crypto. From 2010 to 2019, Mr. Baes was the Director of Technology at Intercontinental Exchange Group. Mr. Baes holds a Bachelor of Sciences in Computer Science and Mathematics from the University of Illinois at Urbana-Champaign.
Marc D’Annunzio has served as our General Counsel and Secretary since May 2019. Mr. D’Annunzio is responsible for our legal, regulatory, compliance and governance matters. Mr. D’Annunzio joined Bakkt in May 2019 from Alston & Bird LLP, an international law firm, where he practiced in its Payments group. Mr. D’Annunzio has more than 25 years of experience in the payments and loyalty industries, focusing on M&A transactions, strategic alliances, complex commercial relationships (including co-branded and private label card programs, and processing relationships for leading retailers), new product launches, and compliance. He holds a Juris Doctor and a Bachelor of Arts in Economics and History, each from the University of Michigan.
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Executive Compensation
Our named executive officers, consisting of individuals who served as our principal executive officer during the last completed fiscal year and the two most highly compensated executive officers (other than our principal executive officer), as of December 31, 2024, were:
•Gavin Michael, Former Chief Executive Officer and President;
•Andrew Main, President and Co-Chief Executive Officer;
•Karen Alexander, Chief Financial Officer; and
•Nicholas Baes, Chief Operating Officer.
Dr. Michael resigned as the Company’s Chief Executive Officer and President effective March 25, 2024. Mr. Main served as the Company’s President and Chief Executive Officer from March 26, 2024 until March 20, 2025, and became President and Co-Chief Executive Officer of the Company, effective March 21, 2025.
Smaller Reporting Company Status
As a smaller reporting company, we are eligible to leverage certain exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies or emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis. We have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. As a smaller reporting company, we are permitted to limit reporting of compensation disclosure to our principal executive officers and our two other most highly compensated executive officers, which we refer to as our “named executive officers” or our “NEOs.”
Processes and Procedures for Compensation Decisions
To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving these goals.
We believe our compensation program should promote the success of the company and align incentives with the long-term interests of our stockholders. Our incentive compensation is earned based on achievement of company, business unit, and individual performance attributes. These goals include both quantitative and qualitative metrics that seek to capture progress towards growth for the company and our stockholders. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.
Our Compensation Committee discharges the responsibilities of our Board relating to the compensation of our executive officers. Specifically, the committee reviews executive
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compensation plans and practices, and provides recommendations on the approval for compensation decisions across the company.
The Compensation Committee also works closely with our Co-Chief Executive Officers, and other members of management to review performance and compensation matters, including cash bonus and equity grant decisions for the year.
In 2024, Bakkt management also engaged Compensia, an external compensation consultant, to advise the Compensation Committee on compensation matters, including:
•providing information on competitive market discretionary pay practices for senior executives and the organization as a whole;
•reviewing, and providing input into, Bakkt’s incentive compensation approach across the company;
•researching, reviewing and updating our peer group compensation;
•reviewing and analyzing non-employee director compensation; and
•providing support on other ad hoc compensation matters throughout the year.

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Summary Compensation Table for Fiscal 2024
The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal 2024 and prior years, where applicable, as determined under SEC rules.

Name	Year	Salary ($)(1)	Stock Awards ($)(2)	Bonus ($)	All other compensation ($)(3)	Total ($)
Andrew Main(4)	2024	363,463	6,709,357	250,000	18,530	7,341,350
President and Co-Chief Executive Officer	2023	—	—	—	—	—
Gavin Michael(5)	2024	157,247	2,415,051	—	1,280,083	3,852,381
Former President and Chief Executive Officer	2023	500,000	698,035	250,000	28,107	1,476,142
Karen Alexander	2024	400,000	389,760	167,300	22,786	979,846
Chief Financial Officer	2023	400,000	282,668	246,000	15,884	944,552
Nicholas Baes(6)	2024	327,693	727,886	194,500	17,756	1,267,835
Chief Operating Officer	2023	—	—	—	—	—

(1)Amounts reflect annual base salary earned during fiscal year 2024 or 2023.
(2)Amounts represent the grant date fair value of equity-based awards granted in fiscal year 2024 and 2023, calculated in accordance with ASC 718, and do not necessarily correspond to the actual value that may be recognized from the equity-based awards. Assumptions used in the calculation of these amounts are described in Note 11—Share-Based and Unit-Based Compensation of our audited consolidated financial statements included in the Form 10-K for the year ended December 31, 2024.
(3)The “All other compensation” amounts include life insurance premiums and employer 401(k) plan contributions.
(4)Mr. Main served as the Company’s President and Chief Executive Officer from March 25, 2024 until March 20, 2025, and became President and Co-Chief Executive Officer of the Company, effective March 21, 2025.
(5)Dr. Michael resigned as the Company’s President and Chief Executive Officer, effective as of March 25, 2024. 53,298 service-based unvested stock awards were forfeited by Dr. Michael as of that date.
(6)Mr. Baes was appointed as the Company’s Chief Operating Officer effective on October 7, 2024. Mr. Baes’s annual salary is $360,000.

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Overview of Compensation Approach
At Bakkt, we take a holistic approach to total compensation, setting competitive base pay for each role based on scope, skills required and level and location. For eligible roles, we also offer short-term and long-term incentive programs in the form of annual cash bonuses and annual equity grants.
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The base salary for our named executive officers are designed to reflect each named executive officer’s scope of responsibility and accountability, as well as market.
Annual Bonus
We provide annual cash bonuses to our executive officers, including our named executive officers, based on performance for the most recently completed fiscal year. Bonuses are determined based on achievement of goals relating to our financial and operating performance and each executive officer’s individual performance. The actual annual cash bonuses awarded to each of the named executive officers for 2024 performance are set forth above in the 2024 Summary Compensation Table in the column titled “Bonus.”
Equity-based Compensation
The Company maintains the 2021 Omnibus Incentive Plan, pursuant to which it has granted restricted stock units to certain executive officers.
The Company granted restricted stock units in January and February 2024 to each of Dr. Michael and Ms. Alexander; in March 2024 to Dr. Michael and Mr. Main, and in April, September and October 2024 to Mr. Baes. The amounts and vesting terms of the awards are set forth in the “Outstanding Equity Awards at Fiscal Year End” table below.
Employment Arrangements with the Named Executive Officers of Bakkt
Each of our named executive officers is a party to a written employment arrangement. The material terms of each of those arrangements are summarized below. For a description of the compensation actually paid to the named executive officers for the year ended December 31, 2024, please refer to the “Summary Compensation Table” above.
Mr. Main and the Company entered into an employment agreement on March 26, 2024. On March 19, 2025, our Board appointed each of Akshay Naheta and Andrew Main, the current President and Chief Executive Officer of the Company, to serve as the Company’s Co-Chief Executive Officers, effective March 21, 2025. Pursuant to the terms of the agreement, as
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amended in connection with Mr. Main transitioning to the role of a Co-Chief Executive Officer, Mr. Main receives an annual base salary of $500,000 and is eligible to receive an annual cash bonus under Company’s annual cash incentive compensation plan with a target bonus amount of 100% of his base salary, in each case, subject to annual review and increase by our Board or the Compensation Committee. For 2024 only, Mr. Main shall receive 50% of the amount of the target cash bonus on October 1, 2024, with the remainder of the 2024 target cash bonus potentially being subject to determination by our Board or the Compensation Committee. In addition, at the time of his appointment, Mr. Main was eligible to receive $10.0 million in service-based RSUs, 75% of which shall be in the form of time-based vesting RSUs and 25% of which shall be performance-based vesting RSUs. The time-based vesting RSUs shall vest, subject to Mr. Main’s continued service with the Company, as to 40% on the first anniversary of the grant date and as to 30% as to each of the second and third anniversaries of the grant date. The performance-based vesting RSUs shall vest, subject to Mr. Main’s continued service with the Company, over a three-year performance period based on attainment of relative total shareholder return metrics to be determined by our Board or the Compensation Committee. In the event of Mr. Main’s termination by the Company without cause or by Mr. Main with good reason (each as defined in the Employment Agreement), (i) the time-based vesting RSUs shall vest in full, and (ii) for performance-based RSUs for which performance has not been certified as of the date of employment termination, performance shall be determined and certified based on actual performance achieved after completion of the performance period in accordance with the terms of such grants, and vest the all tranches of such performance grants on the date of such performance certification. In the event that Mr. Main’s employment is terminated by the Company without cause, or by him for good reason, he is expected to be entitled to receive severance benefits including (a) his base salary through the date of his termination, (b) a lump sum equal to two times his Base Salary (as defined in the Employment Agreement), (c) reimbursements for all business expenses permitted pursuant to the Company’s expense reimbursement policy, and (d) the right to continue health care benefits under COBRA, at his cost.
Dr. Michael, the Company and Opco entered into an employment agreement on January 9, 2021. Because Dr. Michael resigned as the Company’s Chief Executive Officer and President, effective as of March 25, 2024, the agreement was terminated as of such date. In connection with his termination, Dr. Michael and the Company entered into a release agreement dated March 18, 2024 (the “Release Agreement”). Under the terms of the Release Agreement, Dr. Michael received a lump sum payment of $1,280,083, less applicable withholdings, accelerated the vesting of all of his outstanding but unvested service-based RSUs issued through March 18, 2024, and certification of vesting of 614,920 performance-based RSUs based on the attainment of certain targets and goals. In addition, the Release Agreement provided that Dr. Michael would retain 1,322,456 performance-based RSUs issued to him on March 18, 2024, pending determination and certification of the targets necessary to obtain vesting. The Company and Dr. Michael also entered into an advisor agreement, effective as of March 26, 2024 (the “Advisor Agreement”), pursuant to which Dr. Michael will provide transition services to the Company for a period of one year. Pursuant to the Advisor Agreement, Dr. Michael will receive 1,586,178 RSUs that shall vest on the first day after the one-year anniversary of the effective
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date of the Advisor Agreement, subject to his continued service with the Company through such date.
Ms. Alexander and the Company entered into an employment agreement on October 12, 2022. The agreement sets forth Ms. Alexander’s title, annual base salary of $400,000, annual target bonus of 100% of base salary, terms of an initial grant, granted in 2022, of 200,000 Company time- and performance-based vesting restricted stock units, and Ms. Alexander’s employee benefit plan eligibility and vacation accrual. The agreement provides a one (1) year term with automatic one (1) year extensions unless either party provides notice of non-renewal. If Ms. Alexander’s employment is terminated by the Company other than for Cause or Disability or due to the Company’s non-renewal of the employment agreement, or Ms. Alexander resigns for Good Reason and such termination is unrelated to a Change in Control (as such terms are defined in the employment agreement) Ms. Alexander is entitled to (i) a lump sum payment equal to two times base salary; (ii) a lump sum payment equal to one (1) times the greater of (a) the average of the last three annual bonus payments or (b) the last annual bonus payment; (iii) with respect to awards granted under the 2021 Omnibus Incentive Plan and any successor plan, full vesting acceleration of time-vested Company options and equity-based grants and vesting of performance-based equity grants based on actual performance achieved and a one-year post-termination exercise period for Company options; and (iv) a lump sum cash payment equal to one year of COBRA coverage premiums. If Ms. Alexander’s employment is terminated by the Company other than for Cause or Disability or due to the Company’s non-renewal of the employment agreement, or Ms. Alexander resigns for Good Reason, in each case within two (2) years following a Change in Control, Ms. Alexander is entitled to (i) a lump sum payment equal to two times base salary; (ii) a lump sum payment equal to one (1) times the greatest of (a) the average of her last three annual bonus payments, (b) her last annual bonus payment, or (c) her last bonus prior to the Change in Control; (iii) with respect to awards granted under the 2021 Plan and any successor plan, full vesting acceleration of outstanding time-vested Company options and equity-based grants and vesting of performance-based equity grants based on greater of target level or actual performance through the Change in Control and of a one-year post-termination exercise period for Company options, and (iv) a lump sum cash payment equal to one year of COBRA coverage premiums. Payment of the severance is conditioned on execution of a release of claims agreement by Ms. Alexander. The employment agreement includes a confidential information agreement and one (1) year post-termination non-solicit and non-competition covenants.
Mr. Baes and the Company entered into an employment agreement on February 20, 2025. The agreement sets forth Mr. Baes’s title, annual base salary of $360,000, annual target bonus of 100% of base salary, and Mr. Baes’s employee benefit plan eligibility and vacation accrual. The agreement continues until its termination as provided therein. If Mr. Baes’s employment is terminated by the Company other than for Cause or Disability, or Mr. Baes resigns for Good Reason and such termination is unrelated to a Change in Control (as such terms are defined in the employment agreement) Mr. Baes is entitled to (i) a lump sum payment equal to two times base salary; (ii) a lump sum payment equal to one (1) times the greater of (a) the average of his last three annual bonus payments or (b) his last annual bonus payment; (iii) with respect to awards granted under the 2021 Omnibus Incentive Plan and any successor plan, full vesting acceleration
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of time-vested Company options and equity-based grants and vesting of performance-based equity grants based on actual performance achieved and a one-year post-termination exercise period for Company options; and (iv) a lump sum cash payment equal to one year of COBRA coverage premiums. If Mr. Baes’s employment is terminated by the Company other than for Cause or Disability or due to the Company’s non-renewal of the employment agreement, or Mr. Baes resigns for Good Reason, in each case within two (2) years following a Change in Control, Mr. Baes is entitled to (i) a lump sum payment equal to two times base salary; (ii) a lump sum payment equal to one (1) times the greatest of (a) the average of the last three annual bonus payments, (b) the last annual bonus payment, or (c) the last bonus prior to the Change in Control; (iii) with respect to awards granted under the 2021 Omnibus Incentive Plan and any successor plan, full vesting acceleration of outstanding time-vested Company options and equity-based grants and vesting of performance-based equity grants based on greater of target level or actual performance through the Change in Control and of a one-year post-termination exercise period for Company options, and (iv) a lump sum cash payment equal to one year of COBRA coverage premiums. Payment of the severance is conditioned on execution of a release of claims agreement by Mr. Baes. The employment agreement includes a confidential information agreement and one (1) year post-termination non-solicit and non-competition covenants.
401(k) Plan
The Company maintains a 401(k) plan pursuant to which the Company provides a matching contribution for eligible employees, including the named executive officers, of up to 6% of an employee’s salary.
Outstanding Equity Awards at Fiscal 2024 Year-End
Opco maintained a profits interests plan (the “Opco Plan”), for the award of Opco Incentive Units, through Opco Management, to participants, and Opco Participation Units, directly to participants. Awards of Opco Incentive Units included awards of common incentive units and preferred incentive units, each intended to represent a “profits interests” for U.S. tax purposes and each corresponded to incentive units of Opco Management issued by Opco Management to participants. The purpose of the Opco Plan was to promote the interests of Opco by attracting and retaining key employees, directors, independent contractors or other service providers of Opco and to enable such individuals to acquire an equity interest in and participate in the long-term growth and financial success of Opco.
The profits interests represented a membership interest in Opco and entitled the holder to receive distributions in Opco once a specified threshold equity value of Opco had been reached, in each case as provided in the Opco operating agreement. The preferred incentive units are also entitled to disproportionate distributions once the participant’s applicable threshold equity value has been reduced to zero in order to “catch-up” such participant’s total distributions to its pro rata share.
The Company also granted restricted stock units in 2024 pursuant to the 2021 Omnibus Incentive Plan.
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The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024. The market value of the profits interests and restricted stock units was calculated based on the NYSE closing price of the Class A Common Stock on December 31, 2024 (the last trading day in fiscal year 2024) of $24.77.

Name	Number of profit interest units that have vested (#)	Market value of profit interest units that have vested ($)	Number of profit interest units that have not vested (#)	Market value of profit interests that have not vested ($)	Number of shares or stock units that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Andrew Main	—	—	—	—	502,689(1)	12,451,606
Gavin Michael	—	—	—	—	116,745(2)	2,891,773
Karen Alexander	—	—	—	—	40,513(3)	1,003,507
Nicholas Baes	—	—	—	—	73,888(4)	1,830,206

(1)Represents: 365,853 unvested time-based RSUs from a grant on March 26, 2024, 40% of which will vest on March 26, 2025, and the remaining 60% will vest in equal installments on the second and the third anniversary of the grant date, subject to continued employment; and 136,836 unvested performance-based RSUs from a grant on July 12, 2024, one half of which will vest on each anniversary of the grant date, subject to continued employment and performance, in each case, represented at target performance.
(2)Represents: 63,447 unvested time-based RSUs from a grant on March 26, 2024, which vested on March 26, 2025; and 53,298 unvested performance-based RSUs from a grant on July 12, 2024, one half of which will vest on each anniversary of the grant date, in each case, represented at target performance.
(3)Represents: 486 unvested time-based RSUs from a grant on February 1, 2022, which will vest on February 1, 2025, subject to continued employment; 1,360 unvested time-based RSUs from a grant on August 26, 2022, which will vest on August 26, 2025, subject to continued employment; 3,778 unvested time-based RSUs from a grant on February 13, 2023, 1,861 of which will vest on February 13, 2025 and 1,917 will vest on February 13, 2026, subject to continued employment; 1,000 unvested time-based RSUs from a grant on February 13, 2023, which will vest on February 13, 2025, subject to continued employment; 23,541 unvested time-based RSUs from a grant on April 22, 2024, one half of which will vest on each anniversary of the grant date subject to continued employment; 1,332 unvested performance-based RSUs from a grant on August 26, 2022, which will vest on August 26, 2025, subject to continued employment and performance, in each case, represented at target performance; 1,169 unvested performance-based RSUs from a grant on February 13, 2023, 585 of which will vest on February 13, 2025 and 584 will vest on February 13, 2026 subject to continued employment and performance, in each case, represented at target performance; and 7,847 unvested performance-based RSUs from a grant on July 12, 2024, one half of which will vest on each anniversary of the grant date, subject to continued employment and performance, in each case, represented at target performance.
(4)Represents: 4,690 unvested time-based RSUs from a grant on April 1, 2023, 2,310 of which will vest on April 1, 2025 and 2,380 will vest on April 1, 2026, subject to continued employment; 14,612 unvested time-based RSUs from a grant on April 22, 2024, one half of which will vest on each anniversary of the grant date subject to continued employment; 4,679 unvested time-based RSUs from a grant on September 24, 2024, one half of which will vest on each anniversary of the grant date subject to continued employment; and 49,907 unvested time-based RSUs from a grant on October 7, 2024, one third of which will vest on each anniversary of the grant date subject to continued employment.

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Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2024.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
Bakkt Holdings, Inc. 2021 Omnibus Employee Incentive Plan(1)	1,391,006	—(2)	1,186,216
Total	1,391,006	—	1,186,216

(1)    Includes time- and performance-based restricted stock awards with performance based on target performance. Refer to Note 11—Share-Based and Unit-Based Compensation of our most recently filed Form 10-K for additional information.
(2)    There are no grants issued under this plan that have an exercise price.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information regarding the “compensation actually paid” (as defined in Item 402(v) of Regulation S-K) to the Principal Executive Officer or “PEO” and to the Non-PEO NEOs (on an average basis) for 2024 and 2023. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals. Andrew Main did not have compensation reported in the Company’s fiscal year 2023 Summary Compensation Table.

Year	Summary Compensation Table Total for PEO Andrew Main ($)(1)	Compensation Actually Paid to PEO Andrew Main ($)(2)	Summary Compensation Table Total for PEO Gavin Michael ($)(1)	Compensation Actually Paid to PEO Gavin Michael ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(5)	Net Income/(Loss) (million) ($)(6)
2024	7,341,350	12,908,963	3,852,381	(5,021,846)	1,123,841	1,332,676	83	103.4
2023	—	—	1,476,142	10,516,473	938,923	1,912,409	187	225.8

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(1)
Mr. Michael was our PEO for the 2023 and 2024 fiscal years until his resignation effective March 25, 2024. Mr. Main was appointed as our PEO effective March 25, 2024. This column represents the amount of total compensation reported for our PEO for each corresponding year (a “Subject Year”) in the “Total” column of the Summary Compensation Table (“total compensation”). Please refer to the Summary Compensation Table in this proxy statement

(2)
This column represents the amount of “compensation actually paid” to our PEO as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the amounts disclosed for compensation actually paid reflect the adjustments listed in the table below made to the total compensation amounts reported in the Summary Compensation Table for our PEO by subtracting the value of equity awards reported in the Summary Compensation Table for the applicable Subject Year and adding (or subtracting, as applicable) the following for the applicable Subject Year: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iii) the amount of change as of the end of the Subject Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year.

The amounts added or subtracted to determine the adjusted amount for Andrew Main:

Year	Less: Value of Equity Awards Reported in the Summary Compensation Table	Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Applicable Subject Year	Plus: Vesting Date Fair Value of Equity Awards Granted and Vested During the Applicable Subject Year	Plus/ (Less): Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years	Plus/ (Less): Change in Value of Equity Awards Granted in Prior Years and Vested During the Applicable Subject Year	Less: Fair Value at the End of the Prior Year of Equity Awards Forfeited During the Applicable Subject Year	Plus: Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Applicable Subject Year	Total Adjusted Equity Value
2024	$6,709,357	$12,451,607	$—	$—	$(174,637)	$—	$—	$5,567,613
2023	$—	$—	$—	$—	$—	$—	$—	$—

The amounts added or subtracted to determine the adjusted amount for our Gavin Michael:

Year	Less: Value of Equity Awards Reported in the Summary Compensation Table	Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Applicable Subject Year	Plus: Vesting Date Fair Value of Equity Awards Granted and Vested During the Applicable Subject Year	Plus/ (Less): Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years	Plus/ (Less): Change in Value of Equity Awards Granted in Prior Years and Vested During the Applicable Subject Year	Less: Fair Value at the End of the Prior Year of Equity Awards Forfeited During the Applicable Subject Year	Plus: Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Applicable Subject Year	Total Adjusted Equity Value
2024	$2,415,051	$2,891,774	$749,237	$—	$(6,904,151)	$3,196,036	$—	$(8,874,227)
2023	$698,035	$9,214,750	$—	$4,297,462	$(3,531,235)	$242,611	$—	$9,040,331

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(3)	For the 2024 fiscal year, our Non-PEO NEOs were: Karen Alexander, Chief Financial Officer, and Nicholas Baes, Chief Operating Officer. For the 2023 fiscal year, our Non-PEO NEOs were: Karen Alexander, Chief Financial Officer, and Marc D’Annunzio, General Counsel and Secretary. This column represents the average of the amounts of total compensation reported for each Non-PEO NEO as a group for each Subject Year in the “Total” column of the Summary Compensation Table (“total compensation”). Please refer to the Summary Compensation Table in this proxy statement.
(4)	This column represents the average of the amounts of “compensation actually paid” to our Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the amounts disclosed for compensation actually paid reflect the adjustments listed in the table below, using the same adjustment methodology described above in Note 2:

Year	Less: Value of Equity Awards Reported in the Summary Compensation Table	Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Applicable Subject Year	Plus: Vesting Date Fair Value of Equity Awards Granted and Vested During the Applicable Subject Year	Plus/ (Less): Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years	Plus/ (Less): Change in Value of Equity Awards Granted in Prior Years and Vested During the Applicable Subject Year	Less: Fair Value at the End of the Prior Year of Equity Awards Forfeited During the Applicable Subject Year	Plus: Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Applicable Subject Year	Total Adjusted Equity Value
2024	$558,824	$1,245,758	$—	$(213,994)	$(231,491)	$32,614	$—	$208,835
2023	$352,129	$1,163,168	$—	$542,464	$(360,813)	$19,204	$—	$973,486

(5)	Calculated based upon the closing price of a share of the Company’s common stock on the last day of its 2022, 2023, and 2024 fiscal years, which prices were $29.75, $55.75 and $24.77, respectively.
(6)	The dollar amounts reported represent the amount of net loss reflected in our audited consolidated financial statements included in the Annual Report for the applicable year.

Description of Relationship between Compensation Actually Paid and Cumulative Company Total Shareholder Return

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, for Andrew Main was $12.9 million and $0 for 2024 and 2023, respectively, and for Gavin Michael was $(5.0) million and $10.5 million for 2024 and 2023, respectively. The average of the amounts of compensation actually paid to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K, was $1.3 million and $1.9 million for 2024 and 2023, respectively. The cumulative total shareholder return of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $187.32 and $83.23 for 2023 and 2024, respectively. Please see Note 5 above for additional information related to the computation of cumulative Company total shareholder return.

Description of Relationship between Compensation Actually Paid and Company Net Income

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, for Andrew Main was $12.9 million and $0 for 2024 and 2023, respectively, and for Gavin Michael was $(5.0) million and $10.5 million for 2024 and 2023, respectively. The average of the amounts of compensation actually paid to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K, was $1.3 million and $1.9 million for 2024 and 2023, respectively. The Company’s net income, as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company’s audited financial statements for the applicable year, was $(103.4) million and $(225.8) million for 2024 and 2023, respectively.
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Security Ownership of Certain Beneficial Owners, Directors and Management
The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2025 by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 6,532,626 shares of our Class A Common Stock and 7,177,774 shares of Class V Common Stock outstanding as of March 31, 2025. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of March 31, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each person or entity listed in the table is c/o Bakkt Holdings, Inc., 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009.

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Name of Beneficial Owner	Number of Shares of Class A Common Stock(1)	% of Class A Common Stock	Number of Paired Interests(2)	% of Paired Interests	Total Number of Shares of Class A Common Stock and Class V Common Stock	% of Total Voting Power(3)
Greater than 5% Stockholders:
Intercontinental Exchange Holdings, Inc.(4)	649,934	9.95%	6,803,178	94.78%	7,453,112	54.4%
Highbridge Capital Management LLC(5)	692,042	10.59%	—	—	692,042	5.1%
Named Executive Officers and Directors:
Andrew Main	107,659	*	—	—	107,659	*
Akshay Naheta	—	—	—	—	—	—
Gavin Michael(6)	17,965	*	—	—	17,965	*
Karen Alexander	9,506	*	—	—	9,506	*
Marc D’Annunzio(7)	19,561	*	48,188	*	67,749	*
Nicholas Baes	10,327	*	—	—	10,327	*
De’Ana Dow	41,928	*	—	—	41,928	*
Michelle J. Goldberg	21,065	*	—	—	21,065	*
David Clifton(7)	—	*	6,504	*	6,504	*
Gordon Watson	26,231	*	—	—	26,231	*
Sean Collins	33,240	*	—	—	33,240	*
Richard Lumb	12,542	*	—	—	12,542	*
Jill Simeone	21,263	—	—	—	21,263	*
Colleen Brown	2,728	—	—	—	2,728	*
All directors and executive officers as a group (14 persons)	311,473	4.1%	54,692	*	366,165	2.5%

*    Represents less than 1%.
(1)Each share of Class A Common Stock entitles the holder thereof to one vote per share.
(2)Each Paired Interest consists of one common unit in Opco and one share of Class V Common Stock, the latter of which entitles the holder to one vote per share of Class V Common Stock. Pursuant to the Exchange Agreement, each Paired Interest may be exchanged for a share of Class A Common Stock on a one-for-one ratio basis, subject to the terms of the Exchange Agreement, including the Company’s right to elect to deliver cash in lieu of Class A Common Stock and, in certain cases, adjustments as set forth therein.
(3)Represents percentage of voting power of holders of Class A Common Stock and Class V Common Stock voting together as a single class.
(4)Based solely on a Schedule 13D/A filed with the SEC on July 6, 2024. Does not reflect the shares underlying the currently outstanding Class 1 Warrants (as defined below) or Class 2 Warrants (as defined below). ICE has entered into the Voting Agreement with the Company, pursuant to which, to the extent that ICE’s voting power as jointly calculated by ICE and the Company, and represented by the shares held by ICE as of the record date for a stockholder matter, exceeds 30% of the total voting power of all of outstanding Class A Common Stock and Class V Common Stock that are issued and outstanding and entitled to vote as of the record date, ICE will irrevocably appoint a proxy, designated by our Board, to vote the excess shares in the same percentages for and against such stockholder matter as votes were cast for and against such stockholder matter by all other stockholders of the Company. ICE is a wholly owned subsidiary of Intercontinental Exchange, Inc. ICE’s principal business address is 5660 New Northside Drive, Atlanta, GA 30328.
(5)Based solely on a Schedule 13G filed with the SEC on November 14, 2024. Consists of shares of Class A Common Stock issuable upon exercise of warrants held by certain funds and accounts (the “Highbridge Funds”) of Highbridge Capital Management, LLC (“Highbridge”). Highbridge is the investment advisor to the Highbridge Funds. The Highbridge Funds
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have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class A Common Stock issuable upon exercise of the warrants. Highbridge Tactical Credit Master Fund, L.P., a Highbridge Fund, has the right to receive or the power to direct the receipt of dividends or proceeds from the sale of 5% or more of the Class A Common Stock issuable upon exercise of the warrants. The address for Highbridge is 277 Park Avenue, 23rd Floor, New York, NY 10172.
(6)On March 25, 2024, Dr. Michael resigned as President, Chief Executive Officer, as an employee of the Company and as a director. Includes (1) 614,920 shares of Class A Common Stock resulting from the acceleration of PSUs, and (2) 1,131,800 shares of Class A Common Stock resulting from the acceleration of RSUs.
(7)Includes Paired Interests directly held by Bakkt Management, LLC (“Bakkt Management”), corresponding to the vested portion of units in Bakkt Management directly held by each noted person. Subject to certain limitations, units in Bakkt Management are, at the request of the holder, redeemable for an equal number of Paired Interests.
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Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act, each person serving as a director or executive officer during the last fiscal year and any persons holding 10% or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC within a prescribed period of time and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC for the fiscal year ended December 31, 2024, and upon written representations from such persons that no other reports were required, except one report, including one transaction by Karen Alexander, was filed late due to administrative error on February 14, 2025.
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Related Person Transactions
The following is a description of each transaction since January 1, 2024, and each currently proposed transaction, in which:
•we were or are to be, or the Company or Opco was, a participant;
•the amount involved exceeded or exceeds $120,000;
•any of the Company’s or Opco’s directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
Cooperation Agreement
On March 19, 2025, the Company entered into a Cooperation Agreement with Distributed Technologies Research Ltd. (“DTR”) and Akshay Naheta, the sole stockholder of DTR, our Co-Chief Executive Officer and member of our Board (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, DTR will provide the Company with certain exclusive payment processing technology, application programming interfaces, and infrastructure to be integrated into the Company’s platform for the enablement of global payments processing services in the jurisdictions where the Company or its affiliates operate.
In addition, on the date that is twelve months following the date of on which we initiate processing payments using all or part of DTR’s technology (the “Call Event Deadline”), the Company shall have the exclusive right (such right, the “Call Option”) to require Mr. Naheta to sell, convey, transfer, assign and deliver to the Company 100% of the capital stock and all other equity interests of DTR (the “DTR Equity”). The Call Option may be exercised by the Company on or before the Call Event Deadline. If we do not exercise the Call Option within the Call Event Deadline, then for a period beginning on the date of expiration of the Call Event Deadline and ending on the second anniversary of the Call Event Deadline, if DTR or Mr. Naheta receives an offer or proposal from a third-party to purchase more than 50% of the DTR Equity, then (i) Mr. Naheta shall provide written notice to us of the material financial and other terms and conditions of such offer or proposal (such notice, the “ROFR Notice”) and (ii) for a period of 15 days following receipt of the ROFR Notice, we shall have the right to purchase the DTR Equity on the same terms as set forth in the ROFR Notice (the “ROFR”). The ROFR Notice will expire in the event that (a) the terms proposed by us are not the same or as favorable as those in the ROFR Notice or (b) we exercise the ROFR pursuant to a ROFR Notice but the ROFR transaction is not consummated within 90 days following the date of the ROFR Notice, subject to certain automatic extensions for regulatory approvals, required authorizations or approval by our stockholders, which such automatic extension shall not exceed 90 days.
If the cumulative volume of payments processed by the Company utilizing DTR’s technology or otherwise facilitated by DTR’s technology infrastructure for enabling global payment processing exceeds $2 billion during any 18-month period following the date of the Cooperation Agreement
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(the “Put Event”), then within three years of such Put Event (the “Put Event Deadline”), Mr. Naheta shall have the right to require the Company to purchase, acquire and accept from Mr. Naheta the DTR Equity (the “Put Option”).
As consideration for the sale of the DTR Equity contemplated by a Put Option or a Call Option, Mr. Naheta will be entitled, in exchange for all of the DTR Equity, to a number of shares of the Company’s Class A Common Stock representing at least 19.9% and no more than 31.5%, of the aggregate common stock of the Company (which such total shall include the shares of the then outstanding and issued Class A Common Stock and the shares of Class A Common Stock then exchangeable for the paired interests represented by the Class V Common Stock), plus the aggregate number of shares of the Company’s Class A Common Stock issuable upon full exercise or conversion of any options, warrants or other convertible or derivative securities then outstanding, on an as-converted basis, which shall not include the Company’s publicly traded warrants currently listed on the New York Stock Exchange (“NYSE”) (BKKT WS) and any warrants to purchases of Class A Common Stock that are below the Bakkt Share Price (as defined below) (the “Bakkt Share Number”) subject to any DTR Adjustment (as defined below); provided that Mr. Naheta will be entitled to a “top up” of additional shares of Class A Common Stock to the extent any such public warrants are actually exercised. Any indebtedness of DTR outstanding immediately prior to the closing of a Call Option or Put Option transaction and certain transaction expenses in excess of $1.0 million incurred by or on behalf of DTR or Mr. Naheta (such amount, the “DTR Value”) shall proportionately reduce the number of shares Mr. Naheta is entitled to receive in a Put Option or Call Option transaction (the “DTR Adjustment”).

If either the Company or Mr. Naheta shall exercise the above-described Call Option or Put Option, respectively, such transaction shall (i) be executed pursuant to a purchase agreement including customary representations, warranties and interim operating covenants (the “Definitive Agreement”), (ii) subject to, among other things, obtaining any required regulatory approvals, non objections and/or similar authorizations, approval of our stockholders (including compliance with any applicable requirements of the NYSE) and Delaware law, (iii) subject to receipt by us of a fairness opinion from an independent financial advisor, (iv) subject to the execution by the parties of a definitive agreement reflecting the commercial arrangement described above, and (v) subject to our having terminated any lines of credit in effect on the date of the Cooperation Agreement and having repaid in full any indebtedness then outstanding and borrowed thereunder. The Definitive Agreement shall also provide that the Board or a committee thereof may pursue a superior proposal, and that any termination of the Put Option in connection with the Company’s pursuit of a superior proposal shall obligate the Company to pay Mr. Naheta a termination fee of 3.0% of the DTR Value, as determined immediately prior to the termination of the Put Option.
The price payable by the Company for the DTR Equity in any such Put Option or Call Option transaction shall be the fair market value as determined by a third-party valuation from an independent valuation firm, and the price of the Class A Common Stock to be issued in a Put Option or Call Option transaction shall be equal to the volume weighted average price of the Class A Common Stock on the NYSE over the 30 consecutive trading day period ending on the trading day immediately preceding the date on which the Class A Common Stock would be
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issued pursuant to the Cooperation Agreement (the “Bakkt Share Price”), subject to the floor and price cap mechanisms described above.
During the term of the Cooperation Agreement, each party will use commercially reasonable efforts to conduct its business in the normal and ordinary course, consistent with applicable laws. Pursuant to the Cooperation Agreement, Mr. Naheta will not, directly or indirectly, engage in hedging, short sales or similar activities with respect to the Company’s equity.
Bakkt Trust Exit
In October 2024, the Company began investigating a possible wind-down and dissolution of Bakkt Trust due to its lack of market traction and high cost of capital (due to regulatory requirements). As this process progressed, the Company also worked to find strategic alternatives for Bakkt Trust. In November 2024, the Company amended Bakkt Trust’s supervisory agreement with the New York State Department of Financial Services (“NYDFS”) to provide for lower capital requirements for Bakkt Trust in exchange for its suspension of all customer activities.
On March 17, 2025, the Company entered into an agreement with ICE, whereby ICE agreed to purchase all of the outstanding equity interests of Bakkt Trust in exchange for $1.5 million plus the assumption of Bakkt Trust’s regulatory capital requirements, which was approximately $3.0 million as of signing, and certain operating costs of Bakkt Trust during the period between the signing of the purchase agreement and the closing of the transaction (subject to such closing). The closing of this transaction is subject to regulatory approval and other customary conditions.
ICE Revolving Credit Facility
On August 12, 2024, the Company and Opco executed a revolving credit facility with Intercontinental Exchange Holdings, Inc. (the “Lender”) and certain subsidiaries of the Company party thereto from time to time, as guarantors, whereby the Lender agreed to provide for a $40.0 million secured revolving line of credit for working capital and general corporate purposes.
Any borrowings under the ICE Credit Facility made prior to December 31, 2024 required the consent of the Lender. For the period beginning December 31, 2024 through March 30, 2025, the Company can borrow up to an aggregate principal amount (excluding any capitalized interest) of $10.0 million. For the period beginning March 31 through June 29, 2025, the Company can borrow up to an aggregate principal amount (excluding any capitalized interest) of $20.0 million. From the period beginning June 30 through September 29, 2025, the Company can borrow up to an aggregate principal amount (excluding any capitalized interest) of $30.0 million. On or after September 30, 2025, the Company can borrow up to an aggregate principal amount (excluding any capitalized interest) of $40.0 million. As of April 14, 2025, an aggregate of $5.0 million was outstanding under the ICE Credit Facility.
Loans under the ICE Credit Facility do not amortize and mature on December 31, 2026. Borrowings under the ICE Credit Facility incur an interest rate equal to, at our election, either the secured overnight financing rate (“SOFR”) for a term of one, three or six months plus 12%, or
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the prime rate plus 11%. Interest is payable quarterly in arrears with respect to borrowings bearing interest at the prime rate or on the last day of an interest period, but at least every three months, with respect to borrowings bearing interest at the term SOFR rate; provided that we can elect to pay interest in kind by adding such interest amount to the principal amount of the outstanding borrowings under the ICE Credit Facility. For any interest period for which Opco has elected to pay interest in kind, the applicable margin on the outstanding loans will increase by 1% per annum.
The Company pays a commitment fee of 0.5% per annum on the daily average of the available commitment that can be borrowed, less the outstanding principal amount of all loans (excluding any capitalized interest). Fees are payable in cash quarterly and at maturity. Loans under the ICE Credit Facility can be prepaid without penalty, subject to customary breakage costs for loans bearing interest at the term SOFR rate. Amounts repaid under the ICE Credit Facility can be reborrowed prior to the maturity date, subject to certain customary conditions set forth in the ICE Credit Facility.
ICE Offering
In a concurrent registered direct offering with ICE (the “ICE Offering”), on February 29, 2024, the Company entered into a securities purchase agreement (the “ICE Purchase Agreement”) with ICE, pursuant to which we issued and sold to ICE an aggregate of 461,361 shares of Class A Common Stock, Class 1 Warrants to purchase an aggregate of 230,680 shares of Class A Common Stock, and Class 2 Warrants to purchase an aggregate of 230,680 shares of Class A Common Stock. The purchase price of each share of Class A Common Stock and accompanying Warrant in the ICE Offering was $21.675.
In the ICE Offering, we closed the sale and issuance to ICE of 110,480 shares of Class A Common Stock, Class 1 Warrants to purchase up to 55,240 shares of Class A Common Stock and Class 2 Warrants to purchase up to 55,240 shares of Class A Common Stock, concurrently with the closing of a registered direct offering with certain third-party institutional investors. The closing of the issuance and sale of the remaining 350,880 shares of Class A Common Stock, Class 1 Warrants to purchase up to 175,440 shares of Class A Common Stock and Class 2 Warrants to purchase up to 175,440 shares of Class A Common Stock in the ICE Offering occurred on April 25, 2024, after we obtained stockholder approval for such issuances under the rules and regulations of the NYSE on April 23, 2024.
Opco LLC Agreement
At the Closing, the existing second amended and restated limited liability company agreement of Opco was amended and restated in its entirety in accordance with its terms, and the Opco LLC Agreement was adopted. The Company, as the managing member of Opco, has the sole vote on matters that require a vote of members under the Opco LLC Agreement or applicable law, except that holders constituting the Required Interest have certain consent rights. “Required Interest” means one or more members (excluding the managing member) holding a majority of the common units of Opco (“Opco Common Units”) then owned by all of the members, excluding the Opco Common Units held by the managing member or any members controlled by the
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managing member (unless no person other than the managing member holds Opco Common Units, then the Required Interest will be the managing member). For example, the managing member may not, without the prior written consent of a Required Interest, engage in any transaction that results in the direct or indirect transfer of all or any portion of the managing member’s interest in Opco in connection with (a) a merger, consolidation or other combination involving the managing member, on the one hand, and any other person, on the other, or (b) a sale, lease, exchange or other transfer of all or substantially all of the assets of the managing member not in the ordinary course of its business, whether in a single transaction or a series of related transactions, or (c) a direct or indirect transfer of all or substantially all of the managing member’s interest in Opco, subject to certain exceptions.
We, as managing member of Opco, may, in our sole discretion, authorize distributions to the Opco members. All such distributions must be made pro rata in accordance with each member’s interest in Opco, which is based on the number of Opco Common Units held by a member bears to the total number of Opco Common Units owned by all of the members.
The Opco LLC Agreement provides for tax-related cash distributions to the holders of Opco Common Units (“tax distributions”). Generally, tax distributions will be the pro rata distribution amount necessary to permit the Company to receive an aggregate annual tax distribution that is not less than the sum of (a) our U.S. federal, state, local and non-U.S. income tax liabilities plus (b) the amount necessary to satisfy our payment obligations pursuant to the Tax Receivable Agreement (as defined below).
Registration Rights Agreement
Concurrently with the Closing, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, the Opco equity holders (“Opco Equity Holders”) and certain other parties named therein. Pursuant to the Registration Rights Agreement, we are obligated to file a registration statement covering the resale of registrable securities held by the Opco Equity Holders as soon as practicable after the Closing, but in any event within 30 days after the Closing, such that the holders of such registrable securities may from time to time sell such securities. We have provided the holders of registrable securities under the Registration Rights Agreement with certain underwritten offering demand rights, provided that the demanding holders in the aggregate hold at least $50.0 million of registrable securities. The holders of registrable securities will have certain rights to require us to register the resale of registrable securities on Form S-3, if available for use by us. The holders of registrable securities will be entitled to certain customary “piggyback” registration rights on all registration statements of ours.
Under the Registration Rights Agreement, we agreed to indemnify the holders of registrable securities and certain third parties against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell shares of the Company. Holders of registrable securities agreed to indemnify us and our officers and directors and controlling persons against all losses caused by their misstatements or omissions in any such registration statement or prospectus.
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Voting Agreement
At the Closing, we entered into a Voting Agreement (the “Voting Agreement”) with ICE, pursuant to which ICE agreed, subject to certain exceptions, to irrevocably appoint a proxy, designated by our Board, to vote the number of its shares of Common Stock that exceeds 30% of the shares entitled to vote on such matter in the same percentages for and against such matter as votes were cast for and against such matter by all other stockholders of ours.
The Voting Agreement will terminate if the voting power represented by the shares of Class A Common Stock and shares of Class V Common Stock beneficially owned by ICE and its affiliates falls below 50% of the total voting power of the Common Stock issued and outstanding and entitled to vote at any time.
Voting Support Agreement
In connection with the ICE Offering, ICE entered into a voting support agreement with the Company (the “Voting Support Agreement”), pursuant to which ICE agreed, among other things, subject to certain exceptions, to irrevocably appoint a proxy, designated by our Board, to vote the number of its shares of Common Stock that exceeds 30% of the shares entitled to vote on such matter in the same percentages for and against such matter as votes were cast for and against such matter by all of the Company’s other stockholders.
Exchange Agreement
At the Closing, we, Opco and certain Opco Equity Holders entered into an Exchange Agreement, which provides for the exchange of Opco Common Units and a corresponding number of shares of Class V Common Stock into shares of Class A Common Stock or an amount in cash equal to the value of the shares.
Pursuant to the terms of the Exchange Agreement, the Opco Equity Holders may, after the six-month anniversary of the Closing, on certain dates set forth in the Exchange Agreement, but no more than once per calendar month without our or Opco’s prior written consent, exchange all or any portion of their vested Opco Common Units (along with the cancelation of the paired shares of Class V Common Stock) for the same number of shares of Class A Common Stock, provided that no holder of Opco Common Units may exchange less than 25,000 Opco Common Units in any single exchange unless such Opco Equity Holder is exchanging all of his, her or its Opco Common Units. We may, in lieu of delivering shares of Class A Common Stock for any Opco Common Units surrendered for exchange, pay an amount in cash per Opco Common Units equal to the volume weighted average price per share of Class A Common Stock over the five consecutive full trading days ending on and including the last full trading day immediately prior to the date of the receipt of the written notice of the exchange. The initial exchange rate will be one Opco Common Unit and the cancellation of one share of Class V Common Stock for one share of Class A Common Stock.
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Tax Receivable Agreement
At the Closing, we, and certain Opco Equity Holders entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, among other things, Opco Equity Holders may, subject to certain conditions exchange the Opco Common Units held by them (along with a corresponding number of shares of Class V Common Stock), for Class A Common Stock on a one-for-one basis, subject to the terms of the Exchange Agreement, including our right to elect to deliver cash in lieu of Class A Common Stock and, in certain cases, adjustments as set forth therein. Opco will have in effect an election under Section 754 of the Code for each taxable year in which an exchange of Opco Common Units for Class A Common Stock (or cash) occurs.
The exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of Opco. These increases in tax basis may reduce the amount of tax that we would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
The Tax Receivable Agreement provides for the payment by us to exchanging Opco Equity Holders of 85% of certain net income tax benefits, if any, that we realize (or in certain cases are deemed to realize) as a result of these increases in tax basis and certain other tax attributes of Opco and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of ours and not of Opco. For purposes of the Tax Receivable Agreement, the cash tax savings in income tax will be computed by comparing the actual income tax liability of ours (calculated with certain assumptions) to the amount of such taxes that we would have been required to pay had there been no increase (or decrease) to the tax basis of the assets of Opco as a result of Opco having an election in effect under Section 754 of the Code for each taxable year in which an exchange of Opco Common Units for Class A Common Stock occurs and had we not entered into the Tax Receivable Agreement. Such increase or decrease will be calculated under the Tax Receivable Agreement without regard to any transfers of Opco Common Units or distributions with respect to such Opco Common Units before the exchange under the Exchange Agreement to which Section 743(b) or 734(b) of the Code applies.
ICE Cooperation Agreement
At the Closing, we and ICE entered into a cooperation agreement, which contains certain cooperation, information sharing and related provisions that facilitate compliance by ICE and its affiliates with its accounting, financial reporting, public disclosure and similar requirements insofar as they relate ICE’s ownership interest in us and Opco.
Policies and Procedures for Related Person Transactions
We have adopted a formal written policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of its capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or
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other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with us without the approval of our Audit Committee, subject to the exceptions described below.
A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy.
Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder, to enable it to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under its code of conduct and ethics, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, its best interests and those of its stockholders, as its Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.
Our Audit Committee has determined that certain transactions will not require their approval, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our securities and all holders of our securities received the same benefit on a pro rata basis and transactions available to all employees generally.
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Other Matters
Stockholder Proposals or Director Nominations for 2026 Annual Meeting
If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 29, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Bakkt Holdings, Inc.
Attention: Corporate Secretary
10000 Avalon Boulevard, Suite 1000
Alpharetta, Georgia 30009
Our By-Laws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 Annual Meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our By-Laws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:
•no earlier than February 10, 2026, and
•no later than March 12, 2026.
In the event that we hold our 2026 Annual Meeting more than 30 days before, or more than 70 days following, the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:
•no earlier than the 120th day prior to the day of our 2026 Annual Meeting, and
•no later than the later of (x) the 90th day before the meeting or (y) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with all applicable requirements of Rule 14a-19 under
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the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our By-Laws.
Pursuant to Rule 14a-19, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) in connection with our 2026 Annual Meeting must provide the information required by Rule 14a-19 no later than April 11, 2026. However, if the date of next year’s annual meeting is more than 30 days before or more than 30 days after June 10, 2026, then we must receive your notice by the close of business on the later of the 60th day prior to such meeting or the 10th day following the day in which the public announcement of the date of such meeting is first made.
You are also advised to review our By-Laws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
Availability of Bylaws
A copy of our By-Laws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
2024 Annual Report
Our financial statements for our fiscal year ended December 31, 2024 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are available at www.proxyvote.com.
You may also obtain a copy of our annual report, free of charge, by sending a written request to Bakkt Holdings, Inc., 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009, Attention: Investor Relations.
Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notice of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
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This year, a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or other annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
Other Business
Our Board does not know of any other matters to be presented at the 2025 Annual Meeting. If any additional matters are properly presented at the 2025 Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our Common Stock they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the 2025 Annual Meeting, regardless of the number of shares that you hold. Therefore, we urge you to vote as promptly as possible to ensure your vote is recorded.
The Board of Directors of Bakkt Holdings, Inc.
Alpharetta, Georgia
April [__], 2025
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ANNEX A

Amendment No. 3
To
2021 Omnibus Incentive Plan

This Amendment No. 3 dated April 10, 2025 (this “Amendment”) amends the 2021 Omnibus Incentive Plan, as amended (the “Plan”), of Bakkt Holdings, Inc. (the “Company”). Except as otherwise explicitly set forth herein, all provisions of the Plan shall remain in full force and effect. Capitalized terms used in the Amendment without definition shall have meanings set forth in the Plan.
WHEREAS, the Company desires to amend the Plan as hereinafter provided in order to increase the number of shares of Common Stock issuable under the Plan from 3,034,922 to 4,014,123; and
WHEREAS, the Board of Directors approved the substance of this Amendment as of April 10, 2025, and accordingly, the Company desires to amend the Plan as hereinafter provided.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Increase in Number of Shares Subject to the Plan. Section 1.3.1 of the Plan is amended to read in its entirety as follows:
Subject to the other provisions of this Section 1.3, the total number of Shares that may be granted under the Plan will be 4,014,123 (the “Share Limit”). Such Shares may, in the discretion of the Committee, be either authorized but unissued Shares or Shares previously issued and reacquired by the Company. In the case of a grant of a stock-settled stock appreciation right, the number of Shares available for grant under the Plan will be reduced by the full number of Shares granted under such stock appreciation right. Shares subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of Shares that may be granted under the Plan or be subject to the minimum vesting provisions in Section 2.4. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to New York Stock Exchange rules) and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements. All Shares that can be delivered under the Plan (as adjusted pursuant to Section 1.3.3) may be delivered through Incentive Stock Options.
2. Effective Date. The amendments to the Plan pursuant to Section 1 of this Amendment shall be effective upon receipt of approval of such amendments by the Company’s stockholders, and shall be subject to and contingent upon receipt of such approval.
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ANNEX B

Certificate of Amendment to the Certificate of Incorporation Regarding Officer Exculpation

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BAKKT HOLDINGS, INC.

Bakkt Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1.The name of the Corporation is Bakkt Holdings, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2021.
2.The Corporation’s Certificate of Incorporation, as amended, is hereby further amended by inserting a new Article XVI, immediately following Article XV, to read as follows:

“ARTICLE XVI
Section 16.1 Limited Liability of Officers. No officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment, repeal or elimination of this Article XVI shall eliminate or reduce the effect thereof in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article XVI, would accrue or arise, or otherwise adversely affect any limitation on the personal liability of an officer of the Corporation existing prior to such amendment, repeal or elimination.”
1.This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
2.This Certificate of Amendment shall become effective on [__], 2025 at [12:01] [a.m.] Eastern Time.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Amendment is duly executed by the undersigned officer of the Corporation on ____________, 2025.

By: ___________________________________
Name:
Title:
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ANNEX C

Certificate of Amendment to the Certificate of Incorporation Regarding Increase to Authorized Class A Common Stock

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BAKKT HOLDINGS, INC.

Bakkt Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:
1.The name of the Corporation is Bakkt Holdings, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2021.
2.The Corporation’s Certificate of Incorporation, as amended, is hereby further amended by amending and restating the first sentence of Article IV, Section 4.1 in its entirety, to read as follows:
“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 71,000,000 shares, consisting of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), and (ii) 70,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which consists of (A) 60,000,000 shares of Class A common stock (“Class A Common Stock”) and (B) 10,000,000 shares of Class V common stock (“Class V Common Stock”).”
3.This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4.This Certificate of Amendment shall become effective on [__], 2025 at [12:01] [a.m.] Eastern Time.
[Signature Page Follows]

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IN WITNESS WHEREOF, this Certificate of Amendment is duly executed by the undersigned officer of the Corporation on ____________, 2025.

By: ___________________________________
Name:
Title:
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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V71432-P29064 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! ! !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. BAKKT HOLDINGS, INC. 10000 AVALON BOULEVARD, SUITE 1000 ALPHARETTA, GEORGIA 30009 2. To approve an amendment to the Company’s 2021 Omnibus Incentive Plan. 4. To approve an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. BAKKT HOLDINGS, INC. Nominees: 1. Election of Class I Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 01) Michelle J. Goldberg 02) Akshay Naheta 03) Jill Simeone 3. To approve an amendment of the Company's Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law. 5. To approve, on a non-binding advisory basis, of the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 6. To approve, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers. 3 Years1 Year 2 Years Abstain ! !!! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BKKT2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V71433-P29064 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report on Form 10-K are available at www.proxyvote.com. BAKKT HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 10, 2025 10:00 AM EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Andrew Main, Akshay Naheta, Marc D’Annunzio and Karen Alexander, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) any of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class V Common Stock of BAKKT HOLDINGS, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held virtually via a live webcast at www.virtualshareholdermeeting.com/BKKT2025 on June 10, 2025 at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side